                                                                   EXHIBIT 10.17

[LOGO OF COMERICA APPEARS HERE]

                                       LOAN & SECURITY AGREEMENT
                                       (ACCOUNTS AND INVENTORY)


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OBLIGOR #                NOTE #             AGREEMENT DATE
                                                      April 26, 1995
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CREDIT LIMIT                INTEREST RATE   B + 1.00%      OFFICER NO./INITIALS
        $2,500,000.00                          10.00%      48117     BRAD SMITH

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          THIS AGREEMENT is entered into on APRIL 26, 1995, between COMERICA
BANK-CALIFORNIA ("Bank") as secured party, whose Headquarter Office is 333 WEST SANTA CLARA STREET, SAN JOSE, CA and HALL, KINION & ASSOCIATES, INC. ("Borrower"), a CORPORATION whose sole place of business (if it has only one), chief executive office (if it has more than one place of business) or residence (if an individual) is located at 5300 STEVENS CREEK BOULEVARD, SAN JOSE, CA. The parties agree as follows:

      1.  DEFINITIONS
          -----------

          1.1 "Agreement" as used in this Agreement means and includes this Loan & Security Agreement (Accounts and Inventory), any concurrent or subsequent rider to this Loan & Security Agreement (Accounts and Inventory) and any extensions, supplements, amendments or modifications to this Loan & Security Agreement (Accounts and Inventory) and to any such rider.

          1.2 "Bank Expenses" as used in this Agreement means and includes: all costs or expenses required to be paid by Borrower under this Agreement which are paid or advanced by Bank; taxes and insurance premiums of every nature and kind of Borrower paid by Bank; filing, recording, publication and search fees, appraiser fees, auditor fees and costs, and title insurance premiums paid or incurred by Bank in connection with Bank's transactions with Borrower; costs and expenses incurred by Bank in collecting the Receivables (with or without suit) to correct any default or enforce any provision of this Agreement, or in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, disposing of, preparing for sale and/or advertising to sell the Collateral, whether or not a sale is consummated; costs and expenses of suit incurred by Bank in enforcing or defending this Agreement or any portion hereof, including, but not limited to, expenses incurred by Bank in attempting to obtain relief from any stay, restraining order, injunction or similar process which prohibits Bank from exercising any of its rights or remedies; and attorneys' fees and expenses incurred by Bank in advising, structuring, drafting, reviewing, amending, terminating, enforcing, defending or concerning this Agreement, or any portion hereof or any agreement related hereto, whether or not suit is brought. Bank Expenses shall include Bank's in-house legal charges at reasonable rates.

          1.3 "Base Rate" as used in this Agreement means that variable rate of interest so announced by Bank at its headquarters office in San Jose, California as its "Base Rate" from time to time and which serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto.

          1.4 "Borrower's Books" as used in this Agreement means and includes all of the Borrower's books and records including but not limited to: minute books; ledgers; records indicating, summarizing or evidencing Borrower's assets, liabilities, Receivables, business operations or financial condition, and all information relating thereto, computer programs; computer disk or tape files; computer printouts; computer runs; and other computer prepared information and equipment of any kind.

          1.5 "Borrowing Base" as used in this Agreement means the sum of: (1) EIGHTY percent (80.00%) of the net amount of Eligible Accounts after deducting therefrom all payments, adjustments and credits applicable thereto ("Accounts Receivable Borrowing Base"); and (2) the amount, if any, of the advances against Inventory agreed to be made pursuant to any Inventory Rider ("Inventory Borrowing Base"), or other rider, amendment or modification to this Agreement, that may now or hereafter be entered into by Bank and Borrower.

          1.6 "Cash Flow" as used in this Agreement means for any applicable period of determination, the Net Income (after deduction for income taxes and other taxes of such person determined by reference to income or profits of such person) for such period, plus, to the extent deducted in computation of such Net Income, the amount of depreciation and amortization expense and the amount of deferred tax liability during such period, all as determined in accordance with GAAP. The applicable period of determination will be one year, beginning with the period from June 30, 1995 to each June 30 thereafter.

          1.7 "Collateral" as used in this Agreement means and includes each and all of the following: the Receivables; the Intangibles; the negotiable collateral, the Inventory; all money, deposit accounts and all other assets of Borrower in which Bank receives a security interest or which hereafter come into the possession, custody or control of Bank; and the proceeds of any of the foregoing, including, but not limited to, proceeds of insurance covering the collateral and any and all Receivables, Intangibles, negotiable collateral, Inventory, equipment, money, deposit accounts or other tangible and intangible property of borrower resulting from the sale or other disposition of the collateral, and the proceeds thereof. Notwithstanding anything to the contrary contained herein, collateral shall not include any waste or other materials which have been or may be designated as toxic or hazardous by Bank.

                                      1.

                                       LOAN & SECURITY AGREEMENT
                                        (Accounts & Inventory)


         1.8 "Credit" as used in this Agreement means all Obligations, except those obligations arising pursuant to any other separate contract, instrument, note, or other separate agreement which, by its terms, provides for a specified interest rate and term.

         1.9 "Current Assets" as used in this Agreement means, as of any applicable date of determination, all cash, nonaffiliated customer receivables, United States government securities, claims against the United States government, and inventories and any other current asset that should be classified as current in accordance with GAAP.

         1.10 "Current Liabilities" as used in this Agreement means, as of any applicable date of determination, (i) all liabilities of a person that should be classified as current in accordance with GAAP, including without limitation any portion of the principal of the indebtedness classified as current, plus (ii) to the extent not otherwise included, all liabilities of the Borrower to any of its affiliates whether or not classified as current in accordance with GAAP.

         1.11 "Daily Balance" as used in this Agreement means the amount determined by taking the amount of the Credit owed at the beginning of a given day, adding any new Credit advanced or incurred on such date, and subtracting any payments or collections which are deemed to be paid and are applied by Bank in reduction of the Credit on that date under the provisions of this Agreement.

         1.12 "Eligible Accounts" as used in this Agreement means and includes those accounts of Borrower which are due and payable within THIRTY (30) days, or less, from the date of invoice, have been validly assigned to Bank and strictly comply with all of Borrower's warranties and representations to Bank; but Eligible Accounts shall not include the following: (a) accounts with respect to which the account debtor is an officer, employee, partner, joint venturer or agent of Borrower; (b) accounts with respect to which goods are placed on consignment, guaranteed sale or other terms by reason of which the payment by the account debtor may be conditional; (c) accounts with respect to which the account debtor is not a resident of the United States; (d) accounts with respect to which the account debtor is the United States or any department, agency or instrumentality of the United States; (e) accounts with respect to which the account debtor is any State of the United States or any city, county, town, municipality or division thereof; (f) accounts with respect to which the account debtor is a subsidiary of, related to, affiliated or has common shareholders, officers or directors with Borrower; (g) accounts with respect to which Borrower is or may become liable to the account debtor for goods sold or services rendered by the account debtor to Borrower; (h) accounts not paid by an account debtor within ninety (90) days from the date of the invoice; (i) accounts with respect to which account debtors dispute liability or make any claim, or have any defense, crossclaim, counterclaim, or offset; (j) accounts with respect to which any Insolvency Proceeding is filed by or against the account debtor, or if an account debtor becomes insolvent, fails or goes out of business; and (k) accounts owed by any single account debtor which exceed twenty percent (20%) of all of the Eligible Accounts; and (l) accounts with a particular account debtor on which over twenty-five percent (25%) of the aggregate amount owing is greater than ninety (90) days from the date of the invoice.

         1.13 "Event of Default" as used in this Agreement means those events described in Section 7 contained herein below.

         1.15 "GAAP" as used in this Agreement means as of any applicable period, generally accepted accounting principles in effect during such period.

         1.16 "Insolvency Proceeding" as used in this Agreement means and includes any proceeding or case commenced by or against the Borrower, or any guarantor of Borrower's Obligations, or any of Borrower's account debtors, under any provisions of the Bankruptcy Code, as amended, or any other bankruptcy or insolvency law, including but not limited to assignments for the benefit of creditors, formal or informal moratoriums, composition or extensions with some or all creditors, any proceeding seeking a reorganization, arrangement or any other relief under the Bankruptcy code, as amended, or any other bankruptcy or insolvency law.

         1.17 "Intangibles" as used in this Agreement means and includes all of Borrower's present and future general Intangibles and other personal property (including, without limitation, any and all rights in any legal proceedings, goodwill, patents, trade names, copyrights, trademarks, blueprints, drawings, purchase orders, computer programs, computer disks, computer tapes, literature, reports, catalogs and deposit accounts) other than goods and Receivables, as well as Borrower's Books relating to any of the foregoing.

                                      2.

                                       LOAN & SECURITY AGREEMENT
                                        (Accounts & Inventory)


         1.18 "Inventory" as used in this Agreement means and includes all present and future inventory in which Borrower has any interest, including, but not limited to, goods held by Borrower for sale or lease or to be furnished under a contract of service and all of Borrower's present and future raw materials, work in process, finished goods, advertising materials, and packing and shipping materials, wherever located and any documents of title representing any of the above, and any equipment, fixtures or other property used in the storing, moving, preserving, identifying, accounting for and shipping or preparing for the shipping of inventory, and any and all other items hereafter acquired by Borrower by way of substitution, replacement, return, repossession or otherwise, and all additions and accessions thereto, and the resulting product or mass, and any documents of title respecting any of the above.

         1.19 "Net Income" as used in this agreement means the net income (or loss) of a person for any period determined in accordance with GAAP but excluding in any event:

               (a) any gains or losses on the sale or other disposition, not in the ordinary course of business, of investments or fixed or capital assets, and any taxes on the excluded gains and any tax deductions or credits on account on any excluded losses; and

               (b) in the case of the Borrower, net earnings of any Person in which Borrower has an ownership interest, unless such net earnings shall have actually been received by Borrower in the form of cash distributions.

         1.20 "Judicial Officer or Assignee" as used in this Agreement means and includes any trustee, receiver, contoller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers an duties of trustee, receiver, controller, custodian or assignee for the benefit of creditors.

         1.21 "Obligations" as used in this Agreement means and includes any and all loans, advances, overdrafts, debts, liabilities (including, without limitation, any and all amounts charged to Borrower's account pursuant to any agreement authorizing Bank to charge Borrower's account), obligations, lease payments, guaranties, covenants and duties owing by Borrower to Bank of any kind and description whether advanced pursuant to or evidenced by this Agreement; by any notes or other instrument; or by any other agreement between Bank and Borrower and whether or not for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, and including, without limitation, any debt, liability or obligation owing from Borrower to others which Bank may have obtained by assignment, participation, purchase or otherwise, and further including, without limitation, all interest not paid when due and all Bank Expenses which Borrower is required to pay or reimburse by this Agreement, by law, or otherwise.

         1.22 "Person" or "person" as used in this Agreement means and includes any individual, corporation, partnership, joint venture, association, trust, unincorporated association, joint stock company, government, municipality, political subdivision or agency or other entity.

         1.23 "Receivables" as used in this Agreement means and includes all presently existing and hereafter arising accounts, instruments, documents, chattel paper, general intangibles, all other forms of obligations owing to Borrower, all of Borrower's rights in, to and under all purchase orders heretofore or hereafter received, all monies due to Borrower under all contracts or agreements (whether or not yet earned or due), all merchandise returned to or reclaimed by Borrower and the Borrower's books (except minute books) relating to any of the foregoing.

         1.24 "Subordinated Debt" as used in this Agreement means indebtedness of the Borrower to third parties which has been subordinated to the Obligations pursuant to a subordination agreement in form and content satisfactory to the Bank.

         1.25 "Subordination Agreement" as used in this Agreement a subordination agreement in form satisfactory to Bank making all present and future indebtedness of the Borrower to N/A subordinate to the Indebtedness.

         1.26 "Tangible Effective Net Worth" as used in this Agreement means net worth as determined in accordance with GAAP consistently applied, increased by subordinated debt if any, and decreased by the following: patents, licenses, goodwill, subscription lists, organization expenses, trade receivables converted to notes, and money due from affiliates (including officers, directors, subsidiaries and commonly held companies.

         1.27 "Tangible Net Worth" as used in this Agreement means, as of any applicable date of determination, the excess of:

               (a) the net book value of all assets of a person (other than patents, patent rights, trademarks, trade names, franchises, copyrights, licenses, goodwill, and similar tangible assets) after all appropriate deductions in accordance with GAAP (including, without limitation, reserves for doubtful receivables, obsolescence, depreciation and amortization), over

               (b)  all total liabilities of such person.

         1.28 "Total Liabilities" as used in this Agreement means the total of all items of indebtedness, obligation or liability which, in accordance with GAAP consistently applied, would be included in determining the total liabilities of the Borrower as of the date Total Liabilities is to be determined, including without limitation (a) all obligations secured by any mortgage, pledge, security interest or other lien or property owned or acquired, whether or not the obligations secured thereby shall have been assumed; (b) all obligations which are capitalized lease obligations; and (c) all guaranties, endorsements or other contingent or surety obligations with respect to the indebtedness of others, whether

                                      3.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


     or not reflected on the balance sheets of the Borrower, including any obligation to furnish funds, directly or indirectly through the purchase of goods, supplies, services, or by way of stock purchase, capital contribution, advance or loan or any obligation to enter into a contract for any of the foregoing.

         1.29 "Working Capital" as used in this Agreement means, as of any applicable date of determination, Current Assets less Current Liabilities.

         1.30 Any and all terms used in this Agreement shall be construed and defined in accordance with the meaning and definition of such terms under and pursuant to the California Uniform Commercial Code (hereinafter referred to as the "Code") as amended.

2.   LOAN AND TERMS OF PAYMENT
     -------------------------

     For value received, Borrower promises to pay to the order of Bank such amount, as provided for below, together with interest, as provided for below.

         2.1 Upon the request of Borrower, made at any time and from time to time during the term hereof, and so long as no Event of Default has occurred, Bank shall lend to Borrower an amount equal to the Borrowing Base; provided, however, that in no event shall Bank be obligated to make advances to Borrower under this Section 2.1 whenever the Daily Balance exceeds, at any time, either the Borrowing Base or the sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 ($2,500,000.00), such amount being referred to herein as "Overadvance".

         2.2 Except as hereinbelow provided, the Credit shall bear interest, on the Daily Balance owing, at a rate of ONE AND NO/1000 (1.000%) percentage points per annum above the Base Rate (the "Rate"). The Credit shall bear interest, from and after the occurrence of an Event of Default and without constituting a waiver of any such Event of Default, on the Daily Balance owing, at a rate three (3) percentage points per annum above the Rate. All interest chargeable under this Agreement that is based upon a per annum calculation shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed.

         The Base Rate as of the date of this Agreement is NINE AND NO/1000 (9.000%) per annum. In the event that the Base Rate announced is, from time to time hereafter, changed, adjustment in the Rate shall be made and based on the Base Rate in effect on the date of such change. The Rate, as adjusted, shall apply to the Credit until the Base Rate is adjusted again. The minimum interest payable by the Borrower under this Agreement shall in no event be less than N/A per month. All interest payable by Borrower under the Credit shall be due and payable on the first day of each calendar month during the term of this Agreement and Bank may, at its option, elect to treat such interest and any and all Bank Expenses as advances under the Credit, which amounts shall thereupon constitute Obligations and shall thereafter accrue interest at the rate applicable to the Credit under the terms of the Agreement.

         2.3 Without affecting Borrower's obligation to repay immediately any Overadvance in accordance with Section 2.1 hereof, all Overadvances shall bear additional interest on the amount thereof at a rate equal to N/A (N/A%) percentage points per month in excess of the interest rate set forth in Section 2.2, from the date incurred and for each month thereafter, until repaid in full.

3.   TERM
     ----

         3.1 This Agreement shall remain in full force and effect until terminated by notice, by either party. Notice of such termination shall be effectuated by mailing of a registered or certified letter not less than one hundred and twenty (120) days prior to the effective date of such termination, addressed to the other party at the address set forth herein and the termination shall be effective as of the date so fixed in such notice. Notwithstanding the foregoing, should Borrower be in default of one or more of the provisions of this Agreement, Bank may terminate this Agreement at any time without notice. Notwithstanding the foregoing, should either Bank or Borrower become insolvent or unable to meet its debts as they mature, or fail, suspend, or go out of business, the other party shall have the right to terminate this Agreement at any time without notice. On the date of termination all Obligations shall become immediately due and payable without notice or demand; no notice of termination by Borrower shall be effective until Borrower shall have paid all Obligations to Bank in full. Notwithstanding termination, until all Obligations have been fully satisfied, Bank shall retain its security interest in all existing Collateral and Collateral arising thereafter, and Borrower shall continue to perform all of its Obligations.

         3.2 After termination and when Bank has received payment in full of Borrower's Obligations to Bank, Bank shall reassign to Borrower all Collateral held by Bank, and shall execute a termination of all security agreements and security interests given by Borrower to Bank, upon the execution and delivery of mutual general releases.

4.   CREATION OF SECURITY INTEREST
     -----------------------------

         4.1 Borrower hereby grants to Bank a continuing security interest in all presently existing and hereafter arising Collateral in order to secure prompt repayment of any and all Obligations owed by Borrower to Bank and in order to secure prompt performance by Borrower of each and all of its covenants and Obligations under this Agreement and otherwise created, Bank's security interest in the Collateral shall attach to all Collateral without further act on the part of Bank or Borrower. In the event that any Collateral, including proceeds, is evidenced by or consists of a letter of credit,

                                      4.

                                       LOAN & SECURITY AGREEMENT
                                        (Accounts & Inventory)


     advice of credit, instrument, money, negotiable documents, chattel paper or similar property (collectively, "Negotiable Collateral"), Borrower shall, immediately upon receipt thereof, endorse and assign such Negotiable Collateral over to Bank and deliver actual physical possession of the Negotiable Collateral to Bank.

         4.2 Bank's security interest in Receivables shall attach to all Receivables without further act on the part of Bank or Borrower. Upon request from Bank, Borrower shall provide Bank with schedules describing all Receivables created or acquired by Borrower, twice a year and in the event of default, (including without limitation agings listing the names and addresses of, and amounts owing by date of account debtors), and shall execute and deliver written assignments of all Receivables to Bank all in a form acceptable to Bank, provided, however, Borrower's failure to execute and deliver such schedules and/or assignments shall not affect or limit Bank's security interest and other rights in and to the Receivables. Together with each schedule, Borrower shall furnish Bank with copies of Borrower's customers' invoices or the equivalent, and original shipping or delivery receipts for all merchandise sold, and Borrower warrants the genuineness thereof. Bank or Bank's designee may notify customers or account debtors of collection costs and expenses to Borrower's account but, unless and until Bank does so or gives Borrower other written instructions, Borrower shall collect all Receivables for Bank, receive in trust all payments thereon as Bank's trustee, and, if so requested to do so from Bank, Borrower shall immediately deliver said payments to Bank in their original form as received from the account debtor and all letters of credit, advices of credit, instruments, documents, chattel paper or any similar property evidencing or constituting Collateral. Notwithstanding anything to the contrary contained herein, if sales of inventory are made for cash, Borrower shall immediately deliver to Bank, in identical form, all such cash, checks, or other forms of payment which Borrower receives. The receipt of any check or other item of payment by Bank shall not be considered a payment on account until such check or other item of payment is honored when presented for payment, in which event, said check or other item of payment shall be deemed to have been paid to Bank TWO (2) calendar days after the date Bank actually receives such check or other item of payment.

         4.3 Bank's security interest in Inventory shall attach to all Inventory without further act on the part of Bank or Borrower. Upon Bank's request Borrower will from time to time at Borrower's expense pledge, assemble and deliver such Inventory to Bank or to a third party as Bank's bailee; or hold the same in trust for Bank's account or store the same in a warehouse in Bank's name; or deliver to Bank documents of title representing said Inventory; or evidence of Bank's security interest in some other manner acceptable to Bank. Until a default by Borrower under this Agreement or any other Agreement between Borrower and Bank, Borrower may, subject to the provisions hereof and consistent herewith, sell the Inventory, but only in the ordinary course of Borrower's business. A sale of Inventory in Borrower's ordinary course of business does not include an exchange or a transfer in partial or total satisfaction of a debt owing by Borrower.

         4.4 Borrower shall execute and deliver to Bank concurrently with Borrower's execution of this Agreement, and at any time or times hereafter at the request of Bank, all financing statements, continuation financing statements, security agreements, mortgages, assignments, certificates of title, affidavits, reports, notices, schedules of accounts, letters of authority and all other documents that Bank may request, reasonable in form satisfactory to Bank, to perfect and maintain perfected Bank's security interest in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement. Borrower hereby irrevocably makes, constitutes and appoints Bank (and any of Bank's officers, employees or agents designated by Bank) as Borrower's true and lawful attorney-in-fact with power to sign the name of Borrower on any financing statements, continuation financing statements, security agreement, mortgage, assignment, certificate of title, affidavit, letter of authority, notice of other similar documents which must be executed and/or filed in order to perfect or continue perfected Bank's security interest in the Collateral.

         Borrower shall make appropriate entries in Borrower's Books disclosing Bank's security interest in the Receivables. Bank (through any of its officers, employees or agents) shall have the right at any time or times hereafter during Borrower's usual business hours, or during the usual business hours of any third party having control over the records of Borrower, to inspect and verify Borrower's Books in order to verify the amount or condition of, or any other matter, relating to, said Collateral and Borrower's financial condition, twice per year and in the event of default.

         4.5 Borrower appoints Bank or any other person whom Bank may designate as Borrower's attorney-in-fact, with power to endorse Borrower's name on any checks, notes, acceptances, money order, drafts or other forms of payment or security that may come into Bank's possession; to sign Borrower's name on any invoice or bill of lading relating to any Receivables, on drafts against account debtors, on schedules and assignments of Receivables, on verifications of Receivables and on notices to account debtors; to establish a lock box arrangement and/or notify the post office authorities to change the address for delivery of Borrower's mail addressed to Borrower to an address designated by Bank, to receive and open all mail addressed to Borrower, and to retain all mail relating to the Collateral and forward all other mail to Borrower; to send, whether in writing or by telephone, requests for verification of Receivables; and to do all things necessary to carry out this Agreement. Borrower ratifies and approves all acts of the attorney-in-fact. Neither Bank nor its attorney-in-fact will be liable for any acts or omissions or for any error of judgments or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Receivables in which Bank has a security interest remain unpaid and until the Obligations have been fully satisfied.

         4.6 In order to protect or perfect any security interest which Bank is granted hereunder, Bank may, in its sole discretion, discharge any lien or encumbrance or bond the same, pay any insurance, maintain guards, warehousemen, or any personnel to protect the Collateral, pay any service bureau, or, obtain any records, and all costs for the same shall be added to the Obligations and shall be payable on demand.

         4.7 Borrower agrees that Bank may provide information relating to this Agreement or relating to Borrower to Bank's parent, affiliates, subsidiaries and service providers.

                                      5.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


5.   CONDITIONS PRECEDENT
     --------------------

         5.1 Conditions precedent to the making of the loans and the extension of the financial accommodations hereunder, Borrower shall execute, or cause to be executed, and deliver to Bank, in form and substance satisfactory to Bank and its counsel, the following:

              (a)  This Agreement and other documents required by Bank;

              (b) Financing statements (Form UCC-1) in form satisfactory to Bank for filing and recording with the appropriate governmental authorities;

              (c) If Borrower is a corporation, then certified extracts from the minutes of the meeting of its board of directors, authorizing the borrowings and the granting of the security interest provided for herein and authorizing specific officers to execute and deliver the agreements provided for herein;

              (d) If Borrower is a corporation, then a certificate of good standing showing that Borrower is in good standing under the laws of the state of its incorporation and certificates indicating that Borrower is qualified to transact business and is in good standing in any other state in which it conducts business;

              (e) If Borrower is a partnership, then a copy of Borrower's partnership agreement certified by each general partner of Borrower;

              (f) UCC searches, tax lien and litigation searches, fictitious business statement filings, insurance certificates, notices or other similar documents which Bank may require and in such form as Bank may require, in order to reflect, perfect or protect Bank's first priority security interest in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement;

              (g) Evidence that Borrower has obtained insurance and acceptable endorsements;

              (h) Waivers executed by landlords and mortgagees of any real property on which any Collateral is located; and

              (i)  Warranties and representations of officers.

6.   WARRANTIES, REPRESENTATIONS AND COVENANTS.
     ------------------------------------------

         6.1 If so requested by Bank, Borrower shall, at such intervals designated by Bank, during the term hereof execute and deliver a Report of Accounts Receivable or similar report, in form customarily used by Bank. Borrower's Borrowing Base at all times pertinent hereto shall not be less than the advances made hereunder. Bank shall have the right to recompute Borrower's Borrowing Base in conformity with this Agreement.

         6.2 If any warranty is breached as to any account, or any account is not paid in full by an account debtor within NINETY (90) days from the date of invoice, or an account debtor disputes liability or makes any claim with respect thereto, or a petition in bankruptcy or other application for relief under the Bankruptcy Code or any other insolvency law is filed by or against an account debtor, or an account debtor makes an assignment for the benefit of creditors, becomes insolvent, fails or goes out of business, then Bank may deem ineligible any and all accounts owing by that account debtor, and reduce Borrower's Borrowing Base by the amount thereof. Bank shall retain its security interest in all Receivables and accounts, whether eligible or ineligible, until all Obligations have been fully paid and satisfied. Returns and allowances, if any, as between Borrower and its customers, will be on the same basis and in accordance with the usual customary practices of the Borrower, as they exist at this time. Any merchandise which is returned by an account debtor or otherwise recovered shall be set aside, marked with Bank's name, and Bank shall retain a security interest therein. Borrower shall promptly notify Bank of all disputes and claims and settle or adjust them on terms approved by Bank. After default by Borrower hereunder, no discount, credit or allowance shall be granted to any account debtor by Borrower and no return of merchandise shall be accepted by Borrower without Bank's consent. Bank may, after default by Borrower, settle or adjust disputes and claims directly with account debtors for amounts and upon terms which Bank considers advisable, and in such cases Bank will credit Borrower's account with only the net amounts received by Bank in payment of the accounts, after deducting all Bank Expenses in connection therewith.

         6.3  Borrower warrants, represents, covenants and agrees that:

              (a) Borrower has good and marketable title to the Collateral. Bank has and shall continue to have a first priority perfected security interest in and to the Collateral. The Collateral shall at all times remain free and clear of all liens, encumbrances and security interests (except those in favor of Bank).

              (b) All accounts are and will, at all times pertinent hereto, be bona fide existing Obligations created by the sale and delivery of merchandise or the rendition of services to account debtors in the ordinary course of business, free of liens, claims, encumbrances and security interests (except as held by Bank and except as may be consented to, in writing, by Bank) and are unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, rights of return or cancellation, and Borrower shall have received no notice of actual or imminent bankruptcy or insolvency of any account debtor at the time an account due from such account debtor is assigned to Bank.

                                      6.

                                      LOAN & SECURITY AGREEMENT
                                      (Accounts & Inventory)

              (c) At the time each account is assigned to Bank, all property giving rise to such account shall have been delivered to the account debtor or to the agent for the account debtor for immediate shipment to, and unconditional acceptance by, the account debtor. Borrower shall deliver to Bank, as Bank may from time to time require, delivery receipts, customer's purchase orders, shipping instructions, bills of lading and any other evidence of shipping arrangements. Absent such a request by Bank, copies of all such documentation shall be held by Borrower as custodian for Bank.

         6.4 At the time each eligible account is assigned to Bank, all such eligible accounts will be due and payable on terms set forth in Section 1.12, or on such other terms approved in writing by Bank in advance of the creation of such accounts and which are expressly set forth on the face of all invoices, copies of which shall be held by Borrower as custodian for Bank, and no such eligible account will then be past due.

         6.6 Borrower represents, warrants and covenants with Bank that Borrower will not, without Bank's prior written consent:

              (a) Grant a security interest in or permit a lien, claim or encumbrance upon any of the Collateral to any person, association, firm, corporation, entity or governmental agency or instrumentality;

              (b) Permit any levy, attachment or restraint to be made affecting any of Borrower's assets;

              (c) Permit any judicial officer or assignee to be appointed or to take possession of any or all of Borrower's assets;

              (d) Other than sales of Inventory in the ordinary course of Borrower's business, to sell, lease, or otherwise dispose of, move, or transfer, whether by sale or otherwise, any of Borrower's assets;

              (e) Change its name, business structure, corporate identity or structure; add any new fictitious names, liquidate, merge or consolidate with or into any other business organization;

              (f)  Move or relocate any Collateral;

              (g)  Acquire any other business organization;

                                      7.

                                       LOAN & SECURITY AGREEMENT
                                        (Accounts & Inventory)


              (h) Enter into any transaction not in the usual course of Borrower's business;

              (i) Make any investment in securities of any person, association, firm, entity, or corporation other than the securities of the United States of America;

              (j) Make any change in Borrower's financial structure or in any of its business objectives, purposes or operations which would adversely affect the ability of Borrower to repay Borrower's Obligations;

              (k) Incur any debts outside the ordinary course of Borrower's business except renewals or extensions of existing debts and interest thereon;

              (l) Make any advance or loan except in the ordinary course of Borrower's business as currently conducted;

              (m) Make loans, advances or extensions of credit to any Person, except for sales on open account and otherwise in the ordinary course of business;

              (n) Guarantee or otherwise, directly or indirectly, in any way be or become responsible for obligations of any other person, whether by agreement to purchase the indebtedness of any other Person, agreement for the furnishing of funds to any other Person through the furnishing of goods, supplies or services, by way of stock purchase, capital contribution, advance or loan, for the purpose of paying or discharging (or causing the payment or discharge of) the indebtedness of any other person, or otherwise, except for the endorsement of negotiable instruments by the Borrower in the ordinary course of business for deposit or collection;

              (o) (a) Sell, lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than two hundred
                                                                     -----------
              and fifty thousand Dollars ($250,000) (whether in one transaction
              ------------------          --------
              or in a series of transactions) except as to the sale of inventory in the ordinary course of business; (b) change its name, consolidate with or merge into any other corporation, permit another corporation to merge into it, acquire all or substantially all the properties or assets of any other Person, enter into any reorganization or recapitalization or reclassify its capital stock, or (c) enter into any sale-leaseback transaction;

              (p) Purchase or hold beneficially any stock or other securities of, or make any investment or acquire any interest whatsoever in, any other Person, except for the common stock of the Subsidiaries owned by the Borrower on the date of this Agreement and except for certificates of deposit with maturities of one year or less of United States commercial banks with capital, surplus and undivided profits in excess of One Hundred Million Dollars ($100,000,000) and direct obligations of the United States Government maturing within one year from the date of acquisition thereof;

              (q) Allow any fact, condition or event to occur or exist with respect to any employee pension or profit sharing plans established or maintained by it which might constitute grounds for termination of any such plan or for the court appointment of a trustee to administer any such plan.

         6.7 Borrower is not a merchant whose sales for resale of goods for personal, family or household purposes exceeded seventy-five percent (75%) in dollar volume of its total sales of all goods during the twelve (12) months preceding the filing by Bank of a financing statement describing the Collateral. At no time hereafter shall Borrower's sales for resale goods for personal, family or household purposes exceed seventy-five percent (75%) in dollar volume of its total sales.

         6.8 Borrower's sole place of business or chief executive office or residence is located at the address indicated above and Borrower covenants and agrees that it will not, during the term of this Agreement, without prior written notification to Bank, relocate said sole place of business or chief executive office or residence.

         6.9 If Borrower is a corporation, Borrower represents, warrants and covenants as follows:

              (a) Borrower will not make any distribution or declare or pay any dividend (in stock or in cash) to any shareholder or on any of its capital stock, of any class, whether now or hereafter outstanding, or purchase, acquire, repurchase, or redeem or retire any such capital stock;

              (b) Borrower is and shall at all times hereafter be a corporation duly organized and existing in good standing under the laws of the state of its incorporation and qualified and licensed to do business in California or any other state in which it conducts its business;

                                      8.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


               (c) Borrower has the right and power and is duly authorized to enter into this Agreement; and

               (d) The execution by Borrower of this Agreement shall not constitute a breach of any provision contained in Borrower's articles of incorporation or by-laws.

         6.10 The execution of and performance by Borrower of all of the terms and provisions contained in this Agreement shall not result in a breach of or constitute an event of default under any Agreement to which Borrower is now or hereafter becomes a party.

         6.12 All assessments and taxes, whether real, personal or otherwise, due or payable by, or imposed, levied or assessed against, Borrower or any of its property have been paid, and shall hereafter be paid in full, before delinquency. Borrower shall make due and timely payment or deposit of all federal, state and local taxes, assessments or contributions required of it by law, and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof. Borrower will make timely payment or deposit of all F.I.C.A. payments and withholding taxes required of it by applicable laws, and will upon request furnish Bank with proof satisfactory to it that Borrower has made such payments or deposit. If Borrower fails to pay any such assessment, tax, contribution, or make such deposit, or furnish the required proof, Bank may, in its sole and absolute discretion and without notice to Borrower, (i) make payment of the same or any part thereof, or (ii) set up such reserves in Borrower's account as Bank deems necessary to satisfy the liability therefor, or both. Bank may conclusively rely on the usual statements of the amount owing or other official statements issued by the appropriate governmental agency. Each amount so paid or deposited by Bank shall constitute a Bank Expense and an additional advance to Borrower.

         6.13 There are no actions or proceedings pending by or against Borrower or any guarantor of Borrower before any court or administrative agency and Borrower has no knowledge of any pending, threatened or imminent litigation, governmental investigations or claims, complaints, actions or prosecutions involving Borrower or any guarantor of Borrower, except as heretofore specifically disclosed in writing to Bank. If any of the foregoing arise during the term of the Agreement, Borrower shall immediately notify Bank in writing.

         6.14 (a) Borrower, at its expense, shall keep and maintain its assets insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners who use such properties in similar businesses for the full insurable value thereof. Borrower shall also keep and maintain business interruption insurance and public liability and property damage insurance relating to Borrower's ownership and use of the Collateral and its other assets. All such policies of insurance shall be in such form, with such companies, and in such amounts as may be satisfactory to Bank. Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payments of all premiums therefor. All such policies of insurance (except those of public liability and property damage) shall contain an endorsement in a form satisfactory to Bank showing Bank as a loss payee thereof, with a waiver of warranties (Form 438-BFU), and all proceeds payable thereunder shall be payable to Bank and, upon receipt by Bank, shall be applied on account of the Obligations owing to Bank. To secure the payment of the Obligations, Borrower grants Bank a security interest in and to all such policies of insurance (except those of public liability and property damage) and the proceeds thereof, and Borrower shall direct all insurers under such policies of insurance to pay all proceeds thereof directly to Bank.

         (b)  In the event of default, Borrower hereby irrevocably appoints
         Bank (and any of Bank's officers, employees or agents designated by Bank) as Borrower's attorney for the purpose of making, selling and adjusting claims under such policies of insurance, endorsing the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect to such policies of insurance. Borrower will not cancel any of such policies without Bank's prior written consent. Each such insurer shall agree by endorsement upon the policy or policies of insurance issued by it to Borrower as required above, or by independent instruments furnished to Bank, that it will give Bank at least ten (10) days written notice before any such policy or policies of insurance shall be altered or cancelled, and that no act or default of Borrower, or any other person, shall affect the right of Bank to recover under such policy or policies of insurance required above or to pay any premium in whole or in part relating thereto. Bank, without waiving or releasing any Obligations or any Event of Default, may, but shall have no obligation to do so, obtain and maintain such policies of insurance and pay such premiums and take any other action with respect to such policies which Bank deems advisable. All sums so disbursed by Bank, as well as reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall constitute Bank Expenses and are payable on demand.

                                      9.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


         6.15 All financial statements and information relating to Borrower which have been or may hereafter be delivered by Borrower to Bank are true and correct and have been prepared in accordance with GAAP consistently applied and there has been no material adverse change in the financial condition of Borrower since the submission of such financial information to Bank.

         6.16 (a) Borrower at all times hereafter shall maintain a standard and modern system of accounting in accordance with GAAP consistently applied with ledger and account cards and/or computer tapes and computer disks, computer printouts and computer records pertaining to the Collateral which contain information as may from time to time be requested by Bank, not modify or change its method of accounting or enter into, modify or terminate any agreement presently existing, or at any time hereafter entered into with any third party accounting firm and/or service bureau for the preparation and/or storage of Borrower's accounting records without the written consent of Bank first obtained and without said accounting firm and/or service bureau agreeing to provide information regarding the Receivables and Inventory and Borrower's financial condition to Bank; permit Bank and any of its employees, officers or agents, upon demand, during Borrower's usual business hours, or at the usual business hour of third persons having control thereof, to have access to and examine all of the Borrower's Books relating to the Collateral, Borrower's Obligations to Bank, Borrower's financial condition and the results of Borrower's operations and in connection therewith, permit Bank or any of its agents, employees or officers to copy and make extracts therefrom.

               (b) Borrower shall deliver to Bank within thirty (30) days after the end of each MONTH, a COMPANY PREPARED balance sheet and
                               -----    ----------------
               profit and loss statement covering Borrower's operations and deliver to Bank within ninety (90) days after the end of each of Borrower's fiscal years an REVIEWED statement of the financial
                                          --------
               condition of he Borrower for each such fiscal year, including but not limited to, a balance sheet and profit and loss statement and any other report requested by Bank relating to the Collateral and the financial condition of Borrower, and a certificate signed by an authorized employee of Borrower to the effect that all reports, statements, computer disk or tape files, computer printouts, computer runs, or other computer prepared information of any kind or nature relating to the foregoing or documents delivered or caused to be delivered to Bank under this subparagraph are complete, correct and thoroughly present the financial condition of Borrower and that there exists on the date of delivery to Bank no condition or event which constitutes a breach or Event of Default under this Agreement.

               (c) In addition to the financial statements requested above, the Borrower agrees to provide Bank with the following schedules:

                    X    Accounts Receivable Agings            on a      MONTHLY        basis
               ----------                                          ---------------------

                    X    Accounts Payable Agings               on a      MONTHLY        basis
               ----------                                          ---------------------

                         Job Progress Reports                  on a                     basis; and
               ----------                                          ---------------------

               ACCOUNTS RECEIVABLES REPORT                     on a      WEEKLY         basis
               -------------------------------------               ---------------------


         6.17 Borrower shall maintain the following financial ratios and covenants on a consolidated and non-consolidated basis:

               (a)  Working Capital in an amount not less than        n/a
                                                              ------------------
               -----------------------------------------------------------------
               (b) Tangible Effective Net Worth in an amount not less than $400,000.00
                    ------------------------------------------------------------
               -----------------------------------------------------------------
               (c)  a ratio of Current Assets to Current Liabilities of not
                    less than       1.0:1.00
                             ---------------------------------------------------
               -----------------------------------------------------------------
               (d)  a quick ratio of cash plus securities plus Receivables to
                    Current Liabilities of not less than        N/A
                                                        ------------------------
               -----------------------------------------------------------------
               (e)  a ratio of Total Liabilities (less debt subordinated to
                    Bank) to Tangible Effective Net Worth of less than
                    4.00:1.00
                    ------------------------------------------------------------
               -----------------------------------------------------------------
               (f)  a ratio of Cash Flow to current portion of long term debt of
                    not less than          1.50:1.00
                                 -----------------------------------------------
               (g)  Net Income after taxes of            QUARTERLY
                                             -----------------------------------
               -----------------------------------------------------------------
               (h) Borrower shall not without Bank's prior written consent acquire or expend for or commit itself to acquire or expend for fixed assets by lease, purchase or otherwise in an
                    aggregate amount that exceeds     n/a     Dollars
                                                 -------------
                    ($    n/a     ) in any fiscal year; and
                      ------------
               (i)  ANNUAL PROJECTIONS FOR HALL, KINION & ASSOCIATES, INC.
                    ------------------------------------------------------------
               (j)  Payroll tax reports on a quarterly basis.
                    ------------------------------------------------------------
               -----------------------------------------------------------------
               -----------------------------------------------------------------

         All financial covenants shall be computed in accordance with GAAP consistently applied except as otherwise specifically set forth in this Agreement. All monies due from affiliates (including officers, directors and shareholders) shall be excluded from Borrower's assets for all purposes hereunder.

                                      10.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


         6.18 Borrower shall promptly supply Bank (and cause any guarantor to supply Bank) with such other information (including tax returns) concerning its affair (or that of any guarantor) as Bank may request from time to time hereafter, and shall promptly notify Bank of any material adverse change in Borrower's financial condition and of any condition or event which constitutes a breach of or an event which constitutes an Event of Default under this Agreement.

         6.19 Borrower is now and shall be at all times hereafter solvent and able to pay its debts (including trade debts) as they mature.

         6.20 Borrower shall immediately and without demand reimburse Bank for all sums expended by Bank in connection with any action brought by Bank to correct any default or enforce any provision of this Agreement, including all Bank Expenses; Borrower authorizes and approves all advances and payments by Bank for items described in this Agreement as Bank Expenses.

         6.21 Each warranty, representation and agreement contained in this Agreement shall be automatically deemed repeated with each advance and shall be conclusively presumed to have been relied on by Bank regardless of any investigation made or information possessed by Bank. The warranties, representations and agreements set forth herein shall be cumulative and in addition to any and all other warranties, representations and agreements which Borrower shall give, or cause to be given, to Bank, either now or hereafter.

         6.22 Borrower shall keep all of its principal bank account with Bank and shall notify the Bank immediately in writing of the existence of any other bank account, deposit account, or any other account into which money can be deposited.

         6.23 Borrower shall furnish to the Bank: (a) as soon as possible, but in no event later than thirty (30) days after Borrower knows or has reason to know that any reportable event with respect to any deferred compensation plan has occurred, a statement of the chief financial officer of Borrower setting forth the details concerning such reportable event and the action which Borrower proposes to take with respect thereto, together with a copy of the notice of such reportable event given to the Pension Benefit Guaranty Corporation, if a copy of such notice is available to Borrower;
     (b) promptly after the filing thereof with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation, copies of each annual report with respect to each deferred compensation plan; (c) promptly after receipt thereof, a copy of any notice Borrower may receive from the Pension Benefit Guaranty Corporation or the Internal Revenue Service with respect to any deferred compensation plan; provided, however, this subparagraph shall not apply to notice of general application issued by the Pension Benefit Guaranty Corporation or the Internal Revenue Service; and (d) when the same is made available to participants in the deferred compensation plan, all notices and other forms of information from time to time disseminated to the participants by the administrator of the deferred compensation plan.

         6.24 Borrower is now and shall at all times hereafter remain in compliance with all federal, state and municipal laws, regulations and ordinances relating to the handling, treatment and disposal of toxic substances, wastes and hazardous material and shall maintain all necessary authorizations and permits.

         6.25  Borrower shall maintain insurance on the life of           in the
                                                                ---------
     amount not to be less than No/100      Dollars ($     n/a     ) under one
                                -----------           -------------
     or more policies issued by insurance companies satisfactory to Bank, which policies shall be assigned to Bank as security for the indebtedness and on which Bank shall be named as sole beneficiary.

         6.26 Borrower shall limit direct and indirect compensation paid to the following employees: N/A
                          --------------, -------------, -------------,
                    to an aggregate of N/A Dollars ($N/A) per N/A.
     -------------,                    ---           ---      ---

         7.  EVENTS OF DEFAULT.  Any one or more of the following events shall
             -----------------
     constitute a default by Borrower under this Agreement:

             (a) If Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, agreement, warranty or representation contained in this Agreement, or any other present or future agreement between Borrower and Bank;

             (b) If any representation, statement, report or certificate made or delivered by Borrower, or any of its officers, employees or agents to Bank is not true and correct;

             (c) If Borrower fails to pay when due and payable or declared due and payable, all or any portion of the Borrower's Obligations (whether of principal, interest, taxes, reimbursement of Bank Expenses, or otherwise);

             (d) If there is a material impairment of the prospect of repayment of all or any portion of Borrower's Obligations or a material impairment of the value or priority of Bank's security interest in the Collateral;

             (e) If all or any of Borrower's assets are attached, seized, subject to a writ or distress warrant, or are levied upon, or come into the possession of any Judicial Officer or Assignee and the same are not released, discharged or bonded against within ten (10) days thereafter;

             (f) If any Insolvency Proceeding is filed or commenced by or against Borrower without being dismissed within ten (10) days thereafter;

                                      11.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


         (g) If any proceeding is filed or commenced by or against Borrower for its dissolution or liquidation;

         (h) If Borrower is enjoined, restrained or in any way prevented by court order from continuing to conduct all or any material part of its business affairs;

         (i) If a notice of lien, levy or assessment is filed of record with respect to any or all of Borrower's assets by the United States Government, or any department, agency or instrumentality thereof, or by any state, county, municipal or other government agency, or if any taxes or debts owing at any time hereafter to any one or more of such entities becomes a lien, whether choate or otherwise, upon any or all of the Borrower's assets and the same is not paid on the payment date thereof;

         (j) If a judgment or other claim becomes a lien or encumbrance upon any or all of Borrower's assets and the same is not satisfied, dismissed or bonded against within ten (10) days thereafter;

         (k) If Borrower's records are prepared and kept by an outside computer service bureau at the time this Agreement is entered into or during the term of this Agreement such an agreement with an outside service bureau is entered into, and at any time thereafter, without first obtaining the written consent of Bank, Borrower terminates, modifies, amends or changes its contractual relationship with said computer service bureau or said computer service bureau fails to provide Bank with any requested information or financial data pertaining to Bank's Collateral, Borrower's financial condition or the results of Borrower's operations;

         (l) If Borrower permits a default in any material agreement to which Borrower is a party with third parties so as to result in an acceleration of the maturity of Borrower's indebtedness to others, whether under any indenture, agreement or otherwise;

         (m) If Borrower makes any payment on account of indebtedness which has been subordinated to Borrower's Obligations to Bank; when Borrower is in violation of any loan covenant.

         (n) If any misrepresentation exists now or thereafter in any warranty or representation made to Bank by any officer or director of Borrower, or if any such warranty or representation is withdrawn by any officer or director;

         (o) If any party subordinating its claims to that of Bank's or any guarantor of Borrower's Obligations dies or terminates its subordination or guaranty, becomes insolvent or an insolvency Proceeding is commenced by or against any such subordinating party or guarantor;

         (p)  If Borrower is an individual and Borrower dies;

         (q) If there is a change of ownership or control of Ten percent (10%) or more of the issued and outstanding stock of Borrower; or

         (r) If any reportable event, which the Bank determines constitutes grounds for the termination of any deferred compensation plan by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer any such plan, shall have occurred and be continuing thirty (30) days after written notice of such determination shall have been given to Borrower by Bank, or any such Plan shall be terminated within the meaning of Title IV of the Employment Retirement Income Security Act ("ERISA"), or a trustee shall be appointed by the appropriate United States District Court to administer any such plan, or the Pension Benefit Guaranty Corporation shall institute proceedings to terminate any plan and in case of any event described in this Section 7.0, the aggregate amount of the Borrower's liability to the Pension Benefit Guaranty Corporation under Sections 4062, 4063 or 4064 of ERISA shall exceed five percent (5%) of Borrower's Tangible Effective Net Worth.

              Notwithstanding anything contained in Section 7 to the contrary, Bank shall refrain from exercising its rights and remedies and Event of Default shall thereafter not be deemed to have occurred by reason of the occurrence of any of the events set forth in Sections 7.e, 7.f or 7.j of this Agreement if, within ten (10) days from the date thereof, the same is released, discharged, dismissed, bonded against or satisfied; provided, however, if the event is the institution of insolvency Proceedings against Borrower, Bank shall not be obligated to make advances to Borrower during such cure period.

8.   BANK'S RIGHTS AND REMEDIES
     --------------------------

              8.1 Upon the occurrence of an Event of Default by Borrower under this Agreement, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower;

         (a) Declare Borrower's Obligations, whether evidenced by this Agreement, installment notes, demand notes or otherwise, immediately due and payable to the Bank;

         (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement, or any other agreement between Borrower and Bank;

         (c) Terminate this Agreement as to any future liability or obligation of Bank, but without affecting Bank's rights and security interests in the Collateral, and the Obligations of Borrower to Bank;

                                      12.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


         (d) Without notice to or demand upon Borrower or any guarantor, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires and to make the Collateral available to Bank as Bank may designate. Borrower authorizes Bank to enter the premises where the Collateral is located, take and maintain possession of the Collateral and the premises (at no charge to Bank), or any part thereof, and to pay, purchase, contest or compromise any encumbrance, charge or lien which in the opinion of Bank appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith;

         (e) Without limiting Bank's rights under any security interest, Bank is hereby granted a license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature as it pertains to the Collateral, in completing production of, advertising for sale and selling any Collateral and Borrower's rights under all licenses and all franchise agreement shall inure to Bank's benefit, and Bank shall have the right and power to enter into sublicense agreements with respect to all such rights with third parties on terms acceptable to Bank;

         (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sales and sell (in the manner provided for herein) the Inventory;

         (g) Sell or dispose the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as is commercially reasonable in the opinion of Bank. It is not necessary that the Collateral be present at any such sale;

         (h) Bank shall give notice of the disposition of the Collateral as follows:

              (1) Bank shall give the Borrower and each holder of a security interest in the Collateral who has filed with Bank a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made;

              (2) The notice shall be personally delivered or mailed, postage prepaid, to Borrower's address appearing in this Agreement, at least five (5) calendar days before the date fixed for the sale, or at least five (5) calendar days before the date on or after which the private sale or other disposition is to be made, unless the Collateral is perishable or threatens to decline speedily in value. Notice to persons other than Borrower claiming an interest in the Collateral shall be sent to such addresses as have been furnished to Bank;

              (3) If the sale is to be a public sale, Bank shall also give notice of the time and place by publishing a notice one time at least five (5) calendar days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held; and

              (4) Bank may credit bid and purchase at any public sale.

         (i) Borrower shall pay all Bank Expenses incurred in connection with Bank's enforcement and exercise of any of its rights and remedies as herein provided, whether or not suit is commenced by Bank;

         (j) Any deficiency which exists after disposition of the Collateral as provided above will be paid immediately by Borrower. Any excess will be returned, without interest and subject to the rights of third parties, to Borrower by Bank, or, in Bank's discretion, to any party who Bank believes, in good faith, is entitled to the excess; and

         (k) Without constituting a retention of Collateral in satisfaction of an obligation within the meaning of 9505 of the Uniform Commercial Code or an action under California Code of Civil Procedure 726, apply any and all amounts maintained by Borrower as deposit accounts (as that term is defined under 9105 of the Uniform Commercial Code) or other accounts that Borrower maintains with Bank against the Obligations.

         8.2 Bank's rights and remedies under this Agreement and all other agreements shall be cumulative. Bank shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election or acquiescence by Bank.

9.   TAXES AND EXPENSES REGARDING BORROWER'S PROPERTY
     ------------------------------------------------

If Borrower fails to pay promptly when due to another person or entity, monies which Borrower is required to pay by reason of any provision in this Agreement, Bank may, but need not, pay the same and charge Borrower's account therefor, and Borrower shall promptly reimburse Bank. All such sums shall become additional indebtedness owing to Bank, shall bear interest at the rate hereinabove provided, and shall be secured by all Collateral. Any payments made by Bank shall not constitute (i) an agreement by it to make similar payments in the future, or (ii) a waiver by Bank of any default under this Agreement. Bank need not inquire as to, or contest the validity of, any such expense, tax, security interest, encumbrance or lien and the receipt of the usual official notice of the payment thereof shall be conclusive evidence that the same was validly due and owing. Such payments shall constitute Bank Expenses and additional advances to Borrower.

                                      13.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


10.  WAIVERS
     -------

         10.1 Borrower agrees that checks and other instruments received by Bank in payment or on account of Borrower's Obligations constitute only conditional payment until such items are actually paid to Bank and Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Bank on account of Borrower's Obligations and Borrower agrees that Bank shall have the continuing exclusive right to apply and reapply such payments in any manner as Bank may deem advisable, notwithstanding any entry by Bank upon its books.

         10.2 Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

         10.3  Bank shall not in any way or manner be liable or responsible for
     (a) the safekeeping of the Inventory; (b) any loss or damage thereof occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency or other person whomsoever. All risks of loss, damage or destruction of Inventory shall be borne by Borrower.

         10.4 Borrower waives the right and the right to assert a confidential relationship, if any, it may have with any accountant, accounting firm and/or service bureau or consultant in connection with any information requested by Bank pursuant to or in accordance with this Agreement, and agrees that a Bank may contact directly any such accountants, accounting firm and/or service bureau or consultant in order to obtain such information.

         10.5 BORROWER AND BANK EACH WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY TRANSACTION HEREUNDER, OR CONTEMPLATED HEREUNDER, OR ANY OTHER CLAIM (INCLUDING TORT OR BREACH OF DUTY CLAIMS) OR DISPUTE HOWSOEVER ARISING BETWEEN BANK AND BORROWER.

         10.6 In the event that Bank elects to waive any rights or remedies hereunder, or compliance with any of the terms hereof, or delays or fails to pursue or enforce any term, such waiver, delay or failure to pursue or enforce shall only be effective with respect to that single act and shall not be construed to affect any subsequent transactions or Bank's right to later pursue such rights and remedies.

11.  ONE CONTINUING LOAN TRANSACTION.  All loans and advances heretofore, now or
     --------------------------------
at any time or times hereafter made by Bank to Borrower under this Agreement or any other agreement between Bank and Borrower, shall constitute one loan secured by Bank's security interests in the Collateral and by all other security interests, liens, encumbrances heretofore, now or from time to time hereafter granted by Borrower to Bank.

Notwithstanding the above, (i) to the extent that any portion of the Obligations are consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in the Borrower's principal dwelling which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the Borrower (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure the loan and any other Obligation of the Borrower (or any of them), unless expressly provided to the contrary in another place.

12.  NOTICES.  Unless otherwise provided in this Agreement, all notices or
     --------
demands by either party on the other relating to this Agreement shall be in writing and sent by regular United States mail, postage prepaid, properly addressed to Borrower or to Bank at the addresses stated in this Agreement, or to such other addresses as Borrower or Bank may from time to time specify to the other in writing. Requests to Borrower by Bank hereunder may be made orally.

13.  AUTHORIZATION TO DISBURSE.  Bank is hereby authorized to make loans and
     --------------------------
advances hereunder upon telephonic or other instructions received from anyone purporting to be an officer, employee, or representative of Borrower, or at the discretion of Bank if said loans and advances are necessary to meet any Obligations of Borrower to Bank. Bank shall have no duty to make inquiry or verify the authority of any such party, and Borrower shall hold Bank harmless from any damage, claims or liability by reason of Bank's honor of, or failure to honor, any such instructions.

14.  DESTRUCTION OF BORROWER'S DOCUMENTS.  Any documents, schedules, invoices or
     ------------------------------------
other papers delivered to Bank, may be destroyed or otherwise disposed of by Bank six (6) months after they are delivered to or received by Bank, unless Borrower requests, in writing, the return of the said documents, schedules, invoices or other papers and makes arrangements, at Borrower's expense, for their return.

15.  CHOICE OF LAW.  The validity of this Agreement, its construction,
     --------------
interpretation and enforcement, and the rights of the parties hereunder and concerning the Collateral, shall be determined according to the laws of the State of California. The parties agree that all actions or proceedings arising in connection with this Agreement shall be tried and litigated only in the state and federal courts in the Northern District of California or the County of Santa Clara.

16.  GENERAL PROVISIONS
     ------------------

     16.1 This Agreement shall be binding and deemed effective when executed by the Borrower and accepted and executed by Bank at its headquarter office.

                                      14.

                                       LOAN & SECURITY AGREEMENT
                                       (Accounts & Inventory)


         16.2 This Agreement shall bind and inure to the benefit of the respective successors and assigns of each of the parties, provided, however, that Borrower may not assign this Agreement or any rights hereunder without Bank's prior written consent and any prohibited assignment shall be absolutely void. No consent to an assignment by Bank shall release Borrower or any guarantor from their Obligations to Bank. Bank may assign this Agreement and its rights and duties hereunder. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in Bank's rights and benefits hereunder. In connection therewith, Bank may disclose all documents and information which Bank now or hereafter may have relating to Borrower or Borrower's business.

         16.3 Paragraph headings and paragraph numbers have been set forth herein for convenience only; unless the contrary is compelled by the context, everything contained in each paragraph applies equally to this entire Agreement.

         16.4 Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against Bank or Borrower, whether under any rule of construction or otherwise; on the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto. When permitted by the context, the singular includes the plural and vice versa.

         16.5 Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

         16.6 This Agreement cannot be changed or terminated orally. Except as to currently existing Obligations owing by Borrower to Bank, all prior agreements, understandings, representations, warranties, and negotiations, if any, with respect to the subject matter hereof, are merged into this Agreement.

         16.7 The parties intend and agree that their respective rights, duties, powers, liabilities, obligations and discretions shall be performed, carried out, discharged and exercised reasonably and in good faith.

         16.8 In addition, if this Agreement is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other indebtedness or obligations. This Agreement, together with all other indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument; (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor.

         16.9 All references to "inventory" are considered not applicable for purposes of this agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan & Security Agreement (Accounts and Inventory) to be executed as of the date first hereinabove written.

ATTEST:


-----------------------------------------------
Title:

                                                     BORROWER:  Hall, Kinion & Associates, Inc.


Accepted and effective as of April 26, 1995          By: /s/ Brenda Hall
                             ------------------          --------------------------------------
at Bank's Headquarter Office                             Signature of Brenda Hall

                                                     Title:  Chief Executive Officer
                                                             ----------------------------------

COMERICA BANK-CALIFORNIA                             By: /s/ Todd Kinion
-----------------------------------------------          --------------------------------------
                                                         Signature of Todd Kinion

By:                                                  Title:  Vice President
   --------------------------------------------              ----------------------------------
   Signature of Brad Smith
Title: Assistant Vice President                      By: /s/ Keith Corbin
       ----------------------------------------          --------------------------------------
                                                         Signature of Keith Corbin

                                                     Title:  Chief Financial Officer
                                                           ------------------------------------

                                                     By:
                                                        ---------------------------------------
                                                        Signature of

                                                     Title:
                                                           ------------------------------------


                                      15.

                     [LETTERHEAD OF COMERICA APPEARS HERE]



                     ADDENDUM TO LOAN & SECURITY AGREEMENT
                     -------------------------------------


     Reference is made to that certain Loan & Security Agreement dated April 26, 1995 (the "Agreement") between Comerica Bank-California (the "Bank") and Hall, Kinion & Associates, Inc. (the "Borrower"). Among other things, the Agreement provides at Section 7q. that if there is a change of ownership or control of ten percent (10%) or more of the issued and outstanding stock of Borrower, there is a default under the Agreement.

     Notwithstanding the foregoing provision, the Bank agrees that the Borrower may sell up to twenty-five percent (25%) of its shares of stock to the Sprout Group for a purchase price of Ten Million Dollars ($10,000,000), provided that such sale occurs by no later than March 31, 1996.

     Please sign below to indicate your acknowledgment of and agreement to the foregoing.



HALL, KINION & ASSOCIATES, INC.                  COMERICA BANK-CALIFORNIA



By: /s/ BRENDA HALL                              By: /s/ BRAD SMITH
   ---------------------------                      ---------------------------

Title: CEO                                       Title: AVP
      ------------------------                         ------------------------


By: /s/ KEITH CORBIN
   ---------------------------

Title: CFO
      ------------------------

                 SECOND ADDENDUM TO LOAN & SECURITY AGREEMENT
                 --------------------------------------------



     Reference is made to that certain Loan & Security Agreement dated April 26, 1995 (the "Agreement") between Comerica Bank-California (the "Bank") and Hall, Kinion & Associates, Inc. (the "Borrower"). Among other things, the Agreement provides at Section 6.6(h), (l) and (m) respectively, that Borrower represents, warrants and covenants with Bank that Borrower will not, without Bank's written consent:

     (a) Enter into any transaction not in the usual course of Borrower's Business;

     (b) Make any advance or loan except in the ordinary course of Borrower's business as currently conducted; and

     (c) Make loans, advances or extensions of credit to any Person, except for sales on open account and otherwise in the ordinary course of business.

     Notwithstanding the foregoing provisions, the Bank agrees that the Borrower may do the following:

     (a) Sell up to twenty-five percent (25%) of its shares of stock to the Sprout Group for a purchase price of Ten Million Dollars ($10,000,000), provided that such sale occurs by no later than March 31, 1996; and the Bank is provided with copies of all documents related to the sale and related loans to the shareholders.

     (b) Make loans up to an aggregate of Five Million Dollars ($5,000,000) to Brenda Hall and Todd Kinion, provided that these loans do not violate any of the financial covenants contained in the Agreement between the Bank and the Borrower.

     Please sign below to indicate your acknowledgment of and agreement to the foregoing Second Addendum to Loan & Security Agreement.


HALL, KINION & ASSOCIATES, INC.                      COMERICA BANK-CALIFORNIA



By: /s/ BRENDA HALL                                  By: /s/ BRAD SMITH
   ------------------------                             ------------------------

Title: CEO                                           Title: AVP
      ---------------------                                ---------------------


By: /s/ KEITH CORBIN
   ------------------------

Title: CFO
      ---------------------

                     [LETTERHEAD OF COMERICA APPEARS HERE]




                   MODIFICATION TO LOAN & SECURITY AGREEMENT
                   -----------------------------------------

     This First Modification to Loan & Security Agreement (this "Modification") is entered into by and between HALL, KINION & ASSOCIATES, INC. ("Borrower") and
                               -------------------------------
COMERICA BANK-CALIFORNIA ("Bank") as of this 20TH day of DECEMBER, 1995, at San Jose, California.


                                   RECITIALS
                                   ---------

     A. Bank and Borrower have previously entered into or are concurrently herewith entering into a Loan & Security Agreement (Accounts & Inventory) (the "Agreement") dated APRIL 26, 1995.

     Borrower has requested, and Bank has agreed, to modify the Agreement as set forth below.


                                   AGREEMENT
                                   ---------

     For good and valuable consideration, the parties agree as set forth below:

     Incorporation by Reference. The Agreement as modified hereby and the
     --------------------------
Recitals are incorporated herein by this reference.


  SECTION 2.1       Upon the request of the Borrower, made at any time
                    and from time to time during the term hereof, and so long as no Event of Default has occurred, Bank shall lend to Borrower an amount equal to the Borrowing Base; provided, however, that in no event shall Bank be obligated to make advances to Borrower under this Section 2.1 whenever the Daily Balance exceeds, at any time, either the Borrowing Base or the sum of THREE MILLION AND NO/100 dollars
                                       ------------------------
                    ($3,000,000.00), such amount being referred to herein as
                    ---------------
                    "Overadvance."

     Legal Effect.  Except as specifically set forth in this Modification, all
     ------------
of the terms and conditions of the Agreement remain in full force and effect.


     Integration.   This is an integrated Modification and supersedes all prior
     -----------
negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.


     IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.



HALL, KINION & ASSOCIATES, INC.               COMERICA BANK-CALIFORNIA


By: /s/ Brenda Hall                           By: /s/ BRAD SMITH
   ----------------------------                   ----------------------------
                                                     Brad Smith

Title: CEO                                    Title: Assistant Vice President
      -------------------------                      -------------------------


By: /s/ Keith Corbin
   ----------------------------

Title: CFO
      -------------------------

                                                 [LOGO OF COMERICA APPEARS HERE]
--------------------------------------------------------------------------------

Comerica Bank-California



                SECOND MODIFICATION TO LOAN & SECURITY AGREEMENT
                ------------------------------------------------

     This Second Modification to Loan & Security Agreement (this "Modification") is entered into by and between Hall, Kinion & Associates, Inc. ("Borrower"), a California corporation, with its principal place of business at 5300 Stevens Creek Boulevard, Suite 450, San Jose, California 95129 and Comerica Bank-California ("Bank"), a California corporation, as of this 21st day of October, 1996, at Bank's main office at 333 West Santa Clara Street, San Jose, California 95113.

                                    RECITALS
                                    --------

        A. Bank and Borrower have previously entered into that certain Loan & Security Agreement (Accounts and Inventory) dated April 26, 1995, as modified pursuant to that certain First Modification to Loan & Security Agreement dated December 20, 1995 (collectively, the "Agreement"), pursuant to which Bank has made available to Borrower a line of credit in an amount not to exceed Three Million and 00/100 Dollars ($3,000,000) (together with all principal, interest, other fees and costs, sometimes collectively referred to as the "Line of Credit" or the "Credit").

        B. Borrower and Bank have previously entered into that certain Variable Rate-Installment Note in the principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000) (the "$500,000 Term Note"). Loans under the $500,000 Term Note have not been disbursed by Bank to Borrower.

        C. Brenda Hall and Todd Kinion have previously guarantied the obligations of Borrower to Bank pursuant to those certain Guaranties dated April 26, 1995 (the "Guaranties").

        D. Concurrently with the execution hereof, Borrower is entering into that certain Asset Purchase Agreement by and among TeamAlliance Technology Partners, L.P., a Delaware limited partnership, TeamAlliance Technology Partners, Inc., a Delaware corporation, TeamVisions, Inc., a Delaware corporation, certain designated Limited Liability Companies Richard Harmon, Mordy Levine, and Frederick Lenz (sometimes collectively referred to hereinafter as the "Sellers") (the "Purchase Agreement"), pursuant to which Borrower is buying (the "Purchase") certain assets (the "Purchased Assets") from Sellers. Among other things, the

Purchase Agreement provides for certain payments to be made in the future by Borrower to Sellers (the "Deferred Payments"), as set forth more completely in the Purchase Agreement.

        E. Bank and Borrower are concurrently herewith entering into that certain Variable Rate-Installment Note (the "Term Note") in the original principal amount of Four Million and 00/100 Dollars ($4,000,000) (together with all principal, interest and other fees and costs, collectively, the "Term Loan"). A portion of the Term Loan will be used to fund a portion of the payment of the Purchase Price to Sellers. Borrower may, subject to the terms and conditions of this Modification, borrow from Bank an additional sum of One Million and 00/100 Dollars ($1,000,000) in term debt in addition to the Term Loan.

        F. The Term Note provides, among other things, for interest to accrue on the principal balance thereof at an annual rate equal to one percent (1%) in excess of the Bank's Base Rate.

        G. Also concurrently herewith, the Line of Credit is being increased to a maximum principal balance of Seven Million Dollars ($7,000,000) or the Borrowing Base, whichever is less, as the term "Borrowing Base" is defined in the Agreement.

        H. The Line of Credit and the Term Loan are sometimes hereinafter collectively referred to as the "Loans."

        I. The Agreement, this Modification, the documents previously or concurrently executed in connection with the Line of Credit, the Term Note and the documents previously or concurrently executed in connection therewith, all as hereafter modified, are sometimes hereinafter collectively referred to as the "Loan Documents."

        J. The Purchase and the Loans are sometimes hereinafter collectively referred to as the "Transactions."

        K. In connection with preparation for the consummation of the Transactions, Borrower has caused the preparation of and has reviewed income and cash flow projections for the fiscal years 1997 through 1999 of Borrower, which are attached hereto as Exhibit "A" (the "Latest Projections").
                                         ------------------

        L. Borrower has caused the preparation of and has reviewed a pro forma summary balance sheet of Borrower as of September 30, 1996 (the "Fair
                                                                       ----
Value Balance Sheet"), giving effect to the consummation of the Transactions,
-------------------
including the incurring by Borrower of the obligations to repay the indebtedness consisting of the Credit Facility. The Fair Value Balance Sheet is attached hereto as Exhibit "B."

        M. Borrower has requested, and Bank has agreed, to modify the Agreement, to cancel the $500,000 Term Note and the Guaranties, and for Bank to make available to Borrower the Term Loan and the Line of Credit, all as set forth more completely herein.

                                    AGREEMENT
                                    ---------

        For good and valuable consideration, the parties agree as set forth below:

        1.     Incorporation by Reference. The Agreement as modified hereby, the
               --------------------------
Loan Documents as modified hereby and the Recitals are incorporated herein by this reference as though set forth in full herein. All terms not defined in this Modification shall have the meanings given in the Agreement, the Term Note or other Loan Documents, as the case may be.

        2.     Conditions Precedent To Effectiveness of This Modification.
               ----------------------------------------------------------
Bank's obligations to make the initial advances hereunder and under the Loan Documents are subject to the following conditions precedent:

               2.1     Document Delivery. Bank shall have received the following
                       -----------------
documents: this Modification and the Schedules hereto, the Term Note, any UCC Financing Statements requested by Bank, the Equipment Rider and other necessary documents referenced herein, duly executed by the appropriate party.

               2.2     Corporate Resolution. Bank shall have received a duly
                       --------------------
executed corporate resolution from the Board of Directors of Borrower authorizing the execution of this Modification and all documents to be executed concurrently herewith.

               2.3     Accounts Receivable Audit. Bank shall have performed an
                       -------------------------
audit of the accounts receivable of Borrower with results satisfactory to Bank, satisfaction of which condition is hereby acknowledged by Bank.

               2.4     Certificates of Good Standing. Bank shall have received
                       -----------------------------
certificates of good standing for Borrower from the Secretaries of State of the States of California, Utah, Washington, Oregon, Colorado, Texas, Illinois, Florida, and North Carolina and any other states in which Borrower is doing business or will be doing business immediately subsequent to the closing of the Purchase.

               2.5     First Priority Security Interest. Bank shall have
                       --------------------------------
received evidence satisfactory to Bank that it has a first priority security interest in all personal property assets of Borrower, including, without limitation, those assets located in the States of California, Utah, Washington, Oregon, Colorado, Texas, Illinois, Florida, and North Carolina and any other states in which Borrower is doing business or will be doing business immediately subsequent to the closing of the Purchase, except that Bank acknowledges that it shall not have a security interest in or lien on that certain real property commonly referred to as 1400 Empire House, Park City, Utah (the "Utah Real Property").

               2.6     UCC Terminations; Releases. Any liens against the
                       --------------------------
Purchased Assets shall have been released pursuant to UCC terminations or other lien releases, in form satisfactory to Bank.

               2.7     Purchase Criteria. The terms of the Purchase shall have
                       -----------------
met the terms of the Purchase Criteria, as defined in Section 13 hereof, satisfaction of which conditions are hereby acknowledged by Bank as to the Purchase.

               2.8     Loan Fees. Payment to Bank by Borrower of the loan fees
                       ---------
in the sum of Twenty-Five Thousand and 00/100 Dollars ($25,000) in connection with the Specific Advance Term Facility and the sum of Seven Thousand and 00/100 Dollars ($7,000), of which the sum of Two Thousand Five Hundred Dollars ($2,500) has previously been paid in 1996 to Bank under the Loan Agreement, leaving a balance of Four Thousand Five Hundred and 00/100 Dollars ($4,500) to be paid at the closing in connection with the Line of Credit (the foregoing loan fees are sometimes hereinafter collectively referred to as the "Loan Fees").

               2.9     Closing of the Purchase. The Purchase shall have closed
                       -----------------------
or will close concurrently with this Modification.

               2.10    Payment of Attorneys' Fees and Legal and Other Costs.
                       ----------------------------------------------------
Bank shall have received payment of the reasonable attorneys' fees and costs in an amount not to exceed Ten Thousand Dollars ($10,000) incurred by Bank in connection with the negotiation and preparation of this Modification and the documents to be executed in connection herewith.

               2.11    Other Items Reasonably Necessary. Bank shall have
                       --------------------------------
received such other and further items as Bank may reasonably require to carry out the terms hereof and the Loan Documents as modified hereby.

        To the extent that Bank has so agreed, the foregoing conditions precedent that have not been completed by the closing of the Purchase will be listed on Schedule A hereto, together with the dates by which such conditions must be accomplished. Failure to comply with such items by such dates shall constitute an Event of Default hereunder.

        3.     Specific Advance Facility. Bank agrees, on the terms set forth in
               -------------------------
this Modification and the Agreement as modified by this Modification, to make term loans to Borrower, including the Term Loan described in Recital E hereto (collectively, the "Specific Advance Term Loans") from time to time on any business day during the period from the date the Term Loan described in Recital E is disbursed until the second anniversary of such disbursement in an aggregate principal amount (subject to the Permitted Overformula described in Section
6.17 (k) of the Agreement as modified by this Modification) up to but not to exceed

Five Million and 00/100 Dollars ($5,000,000) (the "Specific Advance Facility"). Notwithstanding the foregoing, Borrower may terminate the Specific Advance Facility at any time upon written notice to Bank and may prepay any Specific Advance Term Loan in whole or in part without penalty or premium. Each Specific Advance Term Loan shall be evidenced by a promissory note substantially in the form of the Term Note. Each advance under the Specific Advance Facility shall be amortized over a four (4) year period commencing on the date of such advance. In addition, Borrower shall pay interest on the unpaid principal amount of each Specific Advance Term Loan from the date of such Loan until the maturity thereof at a rate per annum equal to the Base Rate plus one percent (1%).

        4.     Representations and Warranties Re: States In Which Borrower Does
               ----------------------------------------------------------------
Business Or Owns Assets. The following states are the only states in which
-----------------------
Borrower is or shall be doing business or owns or will own assets immediately subsequent to the closing of the Purchase: (a) California; (b) Utah; (c) Washington; (d) Oregon; (e) Colorado; (f) Texas; (g) Illinois; (h) Florida; (i) New York; and (j) North Carolina, and Borrower shall maintain such assets only at the addresses listed on Schedule B hereto unless Borrower shall have given Bank notice of its intent to maintain addresses at different addresses in such states.

        5.     Modification of Agreement. The Agreement shall be modified by
               -------------------------
replacing certain sections of the Agreement, as referenced below, with the sections as set forth below.

               (a)   Section 1.6    "Cash Flow" as used in this Agreement means
                                    for any applicable period of determination, the Net Income (after deduction for income taxes and other taxes of such person determined by reference to income or profits of such person) for such period, plus, to the extent deducted in computation of such Net Income, the amount of depreciation and amortization expense and the amount of deferred tax income taxes during such period, all as determined in accordance with GAAP. The applicable period of determination will be Borrower's fiscal year, beginning with the period from January 1 to December
                                    31.

                (b)  Section 2.1    Upon the request of Borrower, made at any
                                    time and from time to time during the term hereof, and so long as no breach or Event of Default has occurred, Bank shall lend to Borrower an amount equal to the Borrowing
                                    Base; provided, however, that Bank shall not be obligated to make advances to Borrower under this Section 2.1 whenever the Daily
                                    Balance exceeds, at any time, either the Borrowing Base or the sum of Seven Million and 00/100

                                    ($7,000,000), such excess amount being
                                    referred to hereinafter as the
                                    "Overadvance."

                (c)  Section 2.2    Except as hereinbelow provided, the Credit
                                    shall bear interest, on the Daily Balance owing, at a rate of one half percent (.50%) percentage points per annum above the Base
                                    Rate (the "Rate"). The Credit shall bear interest, from and after the occurrence of an Event of Default and without constituting a waiver of any such Event of Default, on the Daily Balance owing, at a rate three (3) percentage points per annum above the Rate.
                                    All interest chargeable under this Agreement that is based upon a per annum calculation shall be computed on the basis of a three hundred sixty (360) day year for actual days elapsed.

                                    The Base Rate as of the date of this
                                    Agreement is eight and one quarter percent
                                    (8.25%) per annum. In the event that the
                                    Base Rate announced is, from time to time
                                    hereafter, changed, adjustment in the Rate
                                    shall be made and based on the Base Rate in
                                    effect on the date of such change. The Rate,
                                    as adjusted, shall apply to the Credit until
                                    the Base Rate is adjusted again. The minimum
                                    interest payable by the Borrower under this
                                    Agreement shall in no event be less than N/A
                                                                             ---
                                    per month. All interest payable by Borrower under the Credit shall be due and payable on the fifteenth (15th) day of each calendar month during the term of this Agreement and Bank may at its option, elect to treat such interest and any and all Bank Expenses as advances under the Credit, which amounts shall thereupon constitute Obligations and shall thereafter accrue interest at the rate applicable to the Credit under the terms of the Agreement.

                (d)  Section 6.3(b) To the extent Borrower seeks to have an account treated as an eligible account for purposes of this Agreement, all such accounts are and will, at all times pertinent hereto, be bona fide existing Obligations created by the sale and delivery of merchandise or the rendition of services to account debtors in the ordinary course of business, free of liens, claims, encumbrances and security interests (except as held by Bank and except as may be consented to, in writing, by Bank) and are unconditionally owed to Borrower without defenses, disputes, offsets, counterclaims, rights of return or cancellation, and Borrower shall have received no notice of actual or imminent bankruptcy or insolvency of such account debtor.

    (e)  Section 6.3(c)  To the extent Borrower seeks to have an account created as an eligible account for purposes of this Agreement, all services must have been performed by Borrower for such account relating to a particular invoice.

    (f)  Section 6.6(g)  Acquire all or substantially all of the stock or assets of any other business organization without Bank's consent, which consent shall not be unreasonably withheld; provided, however, that no such consent shall be required so long as (a) Borrower is not in breach of any terms and conditions of either (i) this Modification, including, without limitation, the financial covenants contained herein, as this Modification may hereafter be modified; or (ii) the Loan Documents, including, without limitation, the financial covenants, as the Loan Documents are modified hereby or hereafter; and (b) all of the Purchase Criteria have been met if Bank is providing a loan to Borrower to fund such purchase.

    (g)  Section 6.6(i)  Make any investment in securities of any person, association, firm, entity, or corporation other than the securities of the United States of America, and those securities purchased in accordance with Borrower's Cash Management Guidelines as provided to Bank concurrently with the execution of the Second Modification to Loan & Security Agreement (Accounts and Inventory) dated October 21, 1996 (the "Modification").

    (h)  Section 6.6(o)  (a) Sell, lease, transfer or otherwise dispose of properties and assets having an aggregate book value of more than Two Hundred and Fifty Thousand and 00/100 Dollars ($250,000) per year (whether in one transaction or in a series of transactions) except as to the sale of inventory in the ordinary course of business; (b) change its name, consolidate with or merge into any other corporation, permit another corporation to merge into it, acquire all or substantially all the properties or assets of any other Person except as permitted by Section 6.6(g), enter into any reorganization or recapitalization or reclassify its capital stock; or (c) enter into any sale-leaseback transaction.

    (i)  Section 6.16(b) Borrower shall deliver to Bank within thirty (30) days after the end of each month, a company prepared balance sheet and profit and loss statement covering Borrower's operations and deliver to Bank within ninety (90) days after the end of each of Borrower's fiscal years a CPA audited financial statement of the financial condition of the Borrower for each such fiscal year, including but not limited to, a balance sheet and profit and loss statement and any other report requested by Bank relating to the Collateral and the financial condition of Borrower, and a certificate signed by an authorized employee of Borrower to the effect that all reports, statements, computer disk or tape files, computer printouts, computer runs, or other computer-prepared information of any kind or nature relating to the foregoing or documents delivered or caused to be delivered to Bank under this subparagraph are complete, correct and thoroughly present the financial condition of Borrower and that there exists on the date of delivery to Bank no condition or event which constitutes a breach or Event of Default under this Agreement.

    (j)  Section 6.16(c) X  Borrowing Base Certificate on a monthly basis.
                        ---

    (k)  Section 6.17(b) Tangible Effective Net Worth in an amount not less than a negative One Million and 00/100 Dollars
                         ($1,000,000.00), to be measured monthly. The Tangible Net Worth covenant shall be increased by an amount equal to fifty percent (50%) of Borrower's net profit after taxes on a semi-annual basis effective December 31, 1996.

    (l)  Section 6.17(c) A ratio of Current Assets to Current Liabilities of greater than 1.15:1.00, to be measured monthly.

    (m)  Section 6.17(g) Net Income after taxes to be measured at Borrower's fiscal quarter end and fiscal year end.

    (n)  Section 6.17(i) Borrower to maintain a ratio of net profits plus depreciation and amortization (to be annualized) divided by the current portion of all long term debt (including the current Deferred Payment) of greater than 2.0:1.00, to be measured monthly.

    (o)  Section 6.17(j) In addition to any other payments to be made hereunder or under the Loan Documents as modified hereby, Borrower shall annually pay to Bank, to be applied to reduce the principal balance of long term debt owed to Bank, an amount equal to fifty percent (50%) of the net profit after taxes; less the sum of (a) the current portion of Bank debt and (b) the current portion of the Deferred Payments (the "Cash Flow Recapture." The Cash Flow Recapture for any one year shall not exceed Seven Hundred Fifty Thousand and 00/100 Dollars ($750,000.00).

    (p)  Section 6.17(k) Notwithstanding the terms and conditions of the
                         Agreement and this Modification, the combined balance of the Line of Credit, the Term Loan plus any other term loan from Bank shall not exceed a sum that is Two Million Dollars ($2,000,000) in excess of Borrower's Borrowing Base (such excess amount is sometimes hereinafter referred to as the "Permitted Overformula"). The Permitted Overformula shall permanently be reduced on a quarterly basis by the sum of Three Hundred Thirty-Three Thousand and 33/100 Dollars ($333,333.33), with such permanent reductions to be measured at each of Borrower's fiscal quarter end. The Permitted Overformula shall be permanently reduced to a zero balance by no later than eighteen
                         (18) months from the date of the first disbursement by Bank to Borrower under the Term Note.

  6.  Maturity Date. Subject to Section 7 of this Modification and Section 3.1
      -------------
of the Agreement, the obligations owing under the Line of Credit are due upon demand by Bank, whether or not a breach, default or an Event of Default thereunder or under any of the other Loan Documents shall have occurred as of the date of such demand.

  7.  Notice of Demand In Event of Financial Covenant Violations; No Obligation
      -------------------------------------------------------------------------
To Advance. Notwithstanding anything contained in the Agreement to the contrary,
----------
in the event Bank wishes to make demand for payment of the Loans in full based upon a violation by Borrower of a financial covenant in the Loan Documents, as modified hereby or hereafter, Bank agrees to give Borrower thirty (30) days' notice prior to making demand for payment of the Loans, provided that Borrower is not otherwise in breach or default under the Loan Documents as modified hereby or hereafter or becomes in breach or default thereof, in which case no such notice shall be required. Notwithstanding the foregoing notice requirement, there shall be no obligation on the part of Bank to make further advances to Borrower upon the breach of a financial covenant. Nothing in this Section 6 shall modify or alter the obligation of Borrower to make regularly scheduled payments on the Loans when due as provided in the Loan Documents.

  8.  Compensating Balances. Bank acknowledges and agrees that the amounts of
      ---------------------
the Loan Fees charged by Bank has been calculated based upon the Borrower maintaining on deposit with Bank certain compensating balances during certain time periods. In that regard, as a condition of the Loans, Borrower has agreed that commencing as of June 30, 1997, Borrower shall maintain compensating balances on deposit with Bank either in money market accounts or demand deposit accounts in a combined amount at all times equal to Three Million and 00/100 Dollars ($3,000,000) for the period of time commencing on June 30, 1997 and terminating on June 30, 1998. Failure to maintain such compensating balances on deposit shall not constitute a breach or an event of default; provided, however, that if Borrower fails to maintain average deposits of Three Million and 00/100 Dollars ($3,000,000) during any fiscal quarter during the period of time from June 30, 1997 to June 30, 1998, then Borrower shall pay a fee to Bank in the amount of Five Thousand and 00/100 Dollars ($5,000) per quarter (the "Settlement Fee") commencing on the quarter ending September 30, 1997. Failure by Borrower to timely pay the quarterly Settlement Fee to Bank shall constitute a breach or an Event of Default under this Modification and the other Loan Documents.

  9.  First Priority Security Interest. Except as provided with respect to the
      --------------------------------
Utah Real Property, the security interest of Bank in the personal property assets of Borrower shall at all times be a first priority and duly perfected security interest.

  10. Payroll. Borrower agrees that it shall at all times pay its employees all
      -------
sums due to them and all payroll taxes and related expenses on a current basis, and shall, upon reasonable request by Bank, provide Bank with evidence thereof.

  11. No Reliance Upon Bank by Borrower. Borrower acknowledges and agrees that
      ---------------------------------
it is entering into the Purchase Agreement and effecting the Purchase of the Purchased Assets based on its own evaluation and examination of the Purchased Assets and its own business judgment, and not based on any advice or recommendation of Bank.

  12. Solvency. Borrower represents and warrants that:
      --------

      12.1 Latest Projections; Assumptions. In connection with the preparation
           -------------------------------
of the Latest Projections, Borrower has relied upon (i) historical financial and other information; and (ii) information with respect to sales, costs and other data obtained from Borrower's officers and other supervisory personnel who are directly responsible for the various operations involved. The assumptions upon which the Latest Projections are based, which are deemed by Borrower to be reasonable, are stated therein, which assumptions and any forecast by necessity involve uncertainty and approximation. Based thereon, Borrower reasonably believes that the Latest Projections, taken as a whole, provide reasonably attainable estimates of future performance, subject, as stated above, to inherent uncertainties and approximations;

      12.2 Review of Latest Projections; No Material Change. The Latest
           ------------------------------------------------
Projections have been reviewed by members of Borrower's senior management, including without limitation, the chief financial officer of Borrower, for reasonableness. The Latest Projections give effect to the consummation of the Transactions, including the incurrence by Borrower of the obligations to repay the indebtedness consisting of the Loans. The Latest Projections were prepared on the basis of information available as of September 30, 1996. Borrower knows of no material fact which has occurred since that date which would lead Borrower to believe that the Latest Projections, taken as a whole, are not reasonably attainable, subject to the uncertainties and approximations inherent in any projections;

      12.3 Preparation of Fair Value Balance Sheet. The Fair Value Balance Sheet
           ---------------------------------------
has been prepared in a manner which Borrower believes reflects the fair value of the assets of Borrower and the amount that will be required to pay Borrower's probable liability on all of its obligations, contingent or otherwise, as they become absolute and matured. Borrower understands "fair value" of assets to mean the amount which could be realized within a reasonable time, either through the collection or sale of such assets at their regular market value, conceiving of the latter as the amount which could be obtained for the property in question within such period by a capable and diligent businessperson from an interested buyer who is willing to purchase under ordinary selling conditions. Borrower has consulted counsel in connection with ascertaining and evaluating Borrower's contingent liabilities (such as litigation and guaranties).

      12.4 Solvency. Borrower is now and shall at all times, including after the
           --------
consummation of the Transactions, be solvent.

      12.5 No Intent to Hinder; Delay or Defraud Creditors. Borrower has not
           -----------------------------------------------
entered in the Transactions or made any transfer or incurred any obligations hereunder or thereunder, with the actual intent to hinder, delay or defraud either the present or future creditors of Borrower.

  13. Reliance by Bank. Borrower understands that Bank is relying upon the
      ----------------
foregoing representations and warranties regarding solvency and no fraudulent conveyance in connection with the consummation of the Loans contemplated by the Agreement.

  14. Purchase Criteria. Any acquisition of assets of a third party (the
      -----------------
"Target") by Borrower made with the proceeds of any loan from Bank, whether the Purchase or any other purchase shall meet the following criteria (the "Purchase Criteria"):

      (a) the purchase price does not exceed seven (7) times the Target's most recent twelve (12) month normalized earnings before interest, taxes, depreciation and amortization ("EBITDA") (as used herein, "normalized" means that excess officers' compensation shall have been taken into account);

      (b) the aggregate of the Loans do not exceed four (4) times the most recent twelve (12) month combined normalized EBITDA of Borrower and the Target;

         (c) the Target shall have been profitable during its most recent two
(2) fiscal years;

         (d) any assets being purchased shall be free and clear of liens;

         (e) if the proposed purchase price exceeds the sum of Five Million and 00/100 Dollars ($5,000,000), there shall be a minimum of twenty-five percent (25%) of the purchase price that will be deferred and not paid at the closing, provided that as part of this Modification, Borrower acknowledges that Borrower shall only make a payment to such recipient of a deferred payment if such deferred payment would not cause a breach of any financial covenant or other term of this Modification or the Loan Documents, as modified hereby, as this Modification or the Loan Documents may be further modified hereafter or until such time as such breach of financial covenant or other term has been cured. Borrower shall further acknowledge to Bank that it has given notice of section 13(e) to any recipient of a deferred payment; and

         (f) Bank shall have reviewed and found satisfactory the CPA reviewed or audited financial statements of the Target.

    15.  Cancellation of $500.000 Term Note. The $500,000 Term Note is being
         ----------------------------------
canceled concurrently with the execution hereof, and Bank shall, concurrently with the execution hereof, deliver to Borrower the original of the $500,000 Term Note, stamped "Canceled."

    16.  Cancellation of the Guaranties. The Guaranties are being canceled
         ------------------------------
concurrently with the execution hereof, and Bank shall concurrently with the execution hereof, deliver to Guarantors their respective Guaranties, each stamped with the notation "Canceled."

    17.  Payment of Attorneys' Fees and Costs. Borrower shall pay to Bank the
         ------------------------------------
reasonable attorneys' fees and costs incurred by Bank in connection with the negotiation and preparation of this Agreement and the documents executed in connection herewith. Borrower shall also pay such additional reasonable attorneys' fees and costs as Bank may incur in connection with the Loans and the Loan Documents.

    18.  Survival of Warranties and Representations. The warranties and
         ------------------------------------------
representations set forth herein shall survive the execution of this Modification and the making of the Loans.

    19.  Survival of Terms and Conditions. The terms and conditions of this
         --------------------------------
Modification and the Agreement shall survive the repayment of the Line of Credit and shall govern the Term Loan to the extent applicable thereto, and vice versa.

    20.  Cross Defaults. A default under any of the Loan Documents, as modified
         --------------
hereby any documents executed in connection herewith or hereafter and/or this Modification shall be a default under each of the Loan Documents, as modified hereby, any documents executed herewith or hereafter and this Modification, and vice versa.

    21.  Cross-Collateral. All collateral now existing or hereafter granted to
         ----------------
secure any of the Loans shall also be collateral for all other Loans, unless Bank provides otherwise in writing, except that no real property shall be Bank's collateral without Bank's prior written consent.

    22.  Legal Effect. Except as specifically set forth in this Modification,
         ------------
all of the terms and conditions of the Agreement and the Loan Documents, both as modified hereby, shall remain in full force and effect.

    23.  Confidentiality. Borrower acknowledges that Bank may provide
         ---------------
information relating to this Modification and/or the Loan Documents as modified hereby and/or Borrower to Bank's parent, affiliates, subsidiaries and service providers in the ordinary course of business, provided that in handling any confidential information of Borrower received by Bank pursuant to any of the Loan Documents as modified hereby, Bank and any such parties shall (and Bank shall cause any such parties to) exercise such degree of care as is required to maintain such information as confidential that Bank exercises with respect to its own proprietary information.

    24.  Accounting Terms. Unless otherwise provided in this Modification or the
         ----------------
Agreement as modified by this Modification, all calculations with respect to accounting or financial matters shall be computed in accordance with GAAP, consistently applied, and accounting terms used and not otherwise defined herein shall have the meaning determined by GAAP.

    25.  Integration. This Modification is an integrated agreement and
         -----------
supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have agreed to the terms of this Second Modification To Loan & Security Agreement as of the date first set forth above.


                                          COMERICA BANK-CALIFORNIA



                                          By:     /s/ BRADFORD SMITH
                                             -------------------------------
                                                  Bradford Smith
                                          Title:  Vice President


                                          HALL, KINION & ASSOCIATES, INC.



                                          By:     /s/ BRENDA HALL
                                             -------------------------------

                                          Title: CEO
                                                ----------------------------


                                          By:     /s/ PAUL H. BARTLETT
                                             -------------------------------

                                          Title: President
                                                ----------------------------

                    SCHEDULE A TO LOAN AND SECURITY AGREEMENT


    1.  Document Delivery. Bank shall have received the following documents:
        -----------------
this Modification and the Schedules hereto, the Term Note, any UCC Financing Statements requested by Bank, the Equipment Rider and other necessary documents referenced herein, duly executed by the appropriate party.

    2.  Corporate Resolution. Bank shall have received a duly executed corporate
        --------------------
resolution from the Board of Directors of Borrower authorizing the execution of this Modification and all documents to be executed concurrently herewith.

    3.  Certificates of Good Standing. Bank shall have received certificates of
        -----------------------------
good standing for Borrower from the Secretaries of State of the States of California, Utah, Washington, Oregon, Colorado, Texas, Illinois, Arizona, Florida, and North Carolina and any other states in which Borrower is doing business or will be doing business immediately subsequent to the closing of the Purchase.

    4.  First Priority Security Interest. Bank shall have received evidence
        --------------------------------
satisfactory to Bank that it has a first priority security interest in all personal property assets of Borrower, including, without limitation, those assets located in the States of California, Utah, Washington, Oregon, Colorado, Texas, Illinois, Arizona, Florida, and North Carolina and any other states in which Borrower is doing business or will be doing business immediately subsequent to the closing of the Purchase, except that Bank acknowledges that it shall not have a security interest in or lien on that certain real property commonly referred to as 1400 Empire House, Park City, Utah (the "Utah Real Property").

    5.  UCC Terminations; Releases. Any liens against the Purchased Assets shall
        --------------------------
have been released pursuant to UCC terminations or other lien releases, in form satisfactory to Bank.

    6.  Purchase Criteria. The terms of the Purchase shall have met the terms of
        -----------------
the Purchase Criteria, as defined in Section 13 hereof, satisfaction of which conditions are hereby acknowledged by Bank as to the Purchase.

    7.  Loan Fees. Payment to Bank by Borrower of the loan fees in the sum of
        ---------
Twenty-Five Thousand and 00/100 Dollars ($25,000) in connection with the Specific Advance Term Facility and the sum of Seven Thousand and 00/100 Dollars ($7,000), of which the sum of Two Thousand Five Hundred Dollars ($2,500) has previously been paid in 1996 to Bank under the Loan Agreement, leaving a balance of Four Thousand Five Hundred and 00/100 Dollars ($4,500) to be paid at the closing in connection with the Line of Credit (the foregoing loan fees are sometimes hereinafter collectively referred to as the "Loan Fees").

    8.  Closing of the Purchase. The Purchase shall have closed or will close
        -----------------------
concurrently with this Modification.

($4,500) to be paid at the closing in connection with the Line of Credit (the foregoing loan fees are sometimes hereinafter collectively referred to as the "Loan Fees").

    9.  Closing of the Purchase. The Purchase shall have closed or will close
        -----------------------
concurrently with this Modification.

    10. Payment of Attorneys' Fees and Legal and Other Costs. Bank shall have
        ----------------------------------------------------
received payment of the reasonable attorneys' fees and costs in an amount not to exceed Ten Thousand Dollars ($10,000) incurred by Bank in connection with the negotiation and preparation of this Modification and the documents to be executed in connection herewith.

    11. Other Items Reasonably Necessary. Bank shall have received such other
        --------------------------------
and further items as Bank may reasonably require to carry out the terms hereof and the Loan Documents as modified hereby.

                       SCHEDULE B TO SECOND MODIFICATION
                          TO LOAN SECURITY AGREEMENT



CALIFORNIA:                                 NORTH CAROLINA:
----------                                  --------------

CORPORATE HEADQUARTERS                      RESEARCH TRIANGLE PARK
5300 Stevens Creek Blvd., Suite 450         2525 Meridian Parkway, Suite 280
San Jose, CA 95129                          Durham, NC 27713

SAN JOSE                                    WASHINGTON:
5300 Stevens Creek Blvd., Suite 320         ----------
San Jose, CA 95129
                                            SEATTLE
CAPITOLA                                    3005 112th Ave., N.E., Suite 102
820 Bay Ave., Suite 109                     Bellevue, WA 98004
Capitola, CA 95010
                                            OREGON:
FREMONT-MILPITAS                            -------
1900 McCarthy Blvd., Suite 420
Milpitas, CA 95035                          PORTLAND
                                            8705 S.W. Nimbus, Suite 270
SOUTH VALLEY, SAN JOSE                      Beaverton, OR 97008
3150 Almaden Expwy., Suite 202
San Jose, CA 95118                          COLORADO:
                                            --------
MOUNTAIN VIEW
1804 N. Shoreline Blvd., Suite 120          DENVER
Mountain View, CA 94043                     5613 D T C Parkway, Suite 560
                                            Englewood, CO 80111
UTAH:
----                                        4600 South Ulster Street, Suite 700
                                            Denver, CO 80237
SALT LAKE CITY
7090 S. Union Park Ave., Suite 500          TEXAS:
Midvale, UT 84047                           -----

One Utah Center [VALID?]                    AUSTIN
201 South Main, Suite 900                   Westech 360
Salt Lake City, UT 84111                    8911 Capital Of Texas Highway,
                                            Suite 3310 Austin, TX 78759-7267

                                            HOUSTON
                                            4265 San Felipe, Suite 1100
                                            Houston, TX 77027

ARIZONA:
-------

PHOENIX
1201 S. Alma School Road, Suite 7550
Mesa, AZ 85210

ILLINOIS:
--------

CHICAGO
203 N. LaSalle Street, Suite 2100
Chicago, IL 60601

NEW YORK:
--------

NEW YORK
590 5th Ave., 18th Floor
New York, NY 10036

FLORIDA:
-------

ORLANDO
101 Southhall Lane, Suite 400
Maitland, FL 32751

TAMPA
550 N. Reo St., Suite 300
Tampa, FL 33609-1013

                     [LETTERHEAD OF COMERICA APPEARS HERE]


                        VARIABLE RATE-INSTALLMENT NOTE

======================================================================================================
AMOUNT                     NOTE DATE                  MATURITY DATE             TAX IDENTIFICATION #
     $4,000,000.00         November 4, 1996           November 15,1998          77-0337705
======================================================================================================

For Value Received the undersigned promise(s) to pay to the order of Comerica Bank-California ("Bank") at any office of Bank in the State of California, Four Million and 00/100 Dollars (U.S.) in installments of $83,333.33 each [_] INCLUSIVE OF [X] PLUS interest on the unpaid balance from the date of disbursement at a per annum rate equal to the Bank's rate from time to time in effect plus 1.000% per annum until maturity, whether by acceleration or otherwise, or until Default, as later defined, and after that at a default rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). Interest shall be calculated for the actual number of days the principal is outstanding on the basis of a 360 day year if this Note evidences a business or commercial loan or a 365 day year if a consumer loan. Bank's "base rate" is that annual rate of interest so designated by Bank and which is changed by Bank from time to time. Interest rate charges will be effective for interest computation purposes as and when Bank's base rate changes. Installments of principal and accrued interest due under this Note shall be payable on the 15th day of each month, commencing November 15, 1996, and the entire remaining unpaid balance of principal and accrued interest shall be payable on the Maturity Date set forth above. If the frequency of principal and interest installments is not otherwise specified, installments of principal and interest due under this Note shall be payable monthly on the first day of each month.

In the event the periodic installments set forth above are inclusive of interest, these installments are calculated at an assumed fixed interest rate and an assumed amortization term. The amortization term ends on the Maturity Date. In the event this Note evidences a business or commercial loan and Bank's base rate changes, Bank, at its sole option, may from time to time recalculate the periodic installment amount so that the remaining periodic installments will fully amortize the remaining loan balance within the remaining amortization term in equal installments at the interest rate then being charged under this Note. THE UNDERSIGNED AGREE(S) TO PAY THE PERIODIC INSTALLMENTS AS THEY MAY BE RECALCULATED BY Bank, AT Bank'S SOLE OPTION, FROM TIME TO TIME AND ACKNOWLEDGE(S) THAT A RECALCULATION SHALL NOT AFFECT THE MATURITY DATE OR THE OTHER TERMS AND PROVISIONS OF THIS NOTE. If this Note or any installment under this Note shall become payable on a day other than a day on which Bank is open for business, this payment may be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. Any payments of principal in excess of the installment payments required under this Note need not be accepted by Bank (except as required under applicable law), but if accepted shall apply to the installments last falling due. A late installment charge equal to 5% of each late installment may be charged on any installment payment not received by Bank within 10 calendar days after the installment due date, but acceptance of payment of this charge shall not waive any default under this Note.

This Note and any other Indebtedness and liabilities of any kind of the undersigned (or any of them) to Bank, and any and all modifications, renewals or extensions of it, whether joint or several contingent or absolute, now existing or later arising, and however evidenced (collectively "Indebtedness") are secured by and Bank is granted a security interest in all items deposited in any account of any of the undersigned with Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with Bank, by all property of any of the undersigned from time to time in the possession of Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or in any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has (have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other Indebtedness of the undersigned (or any of them), unless expressly provided to the contrary in another place.

Except as otherwise provided in that Second Modification of Loan & Security Agreement dated as of November 4, 1996 between Borrower and Bank (the "Modification") and the Loan & Security Agreement (Accounts and Inventory) dated as of April 26, 1995 (the "Agreement") as modified by the Modification, if the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (a) fail(s) to pay this Note or any of the Indebtedness when due, by maturity, acceleration or otherwise, or fail(s) to pay any Indebtedness owing on a demand basis upon demand; or (b) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any guarantor and Bank; or (c) becomes insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation or a limited liability company) is the subject of a dissolution, merger or consolidation; or (d) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (e) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (f) if there is any failure by any of the undersigned or any guarantor to pay when due any of its Indebtedness (other than to Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such Indebtedness; or (g) if Bank deems itself insecure, believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (h) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with Bank, then Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence thereof to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other Indebtedness or obligations. This Note, together with all other Indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other Indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract or other instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under Section 3-

605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, Bank may disclose all documents and information which Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that Bank may provide information relating to the Note or to the undersigned to Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorneys' fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that other than as set forth in the Modification and the Agreement, which Modification and Agreement as modified by the Agreement shall govern in the event of an explicit inconsistency with any term hereof, there are no contrary agreements, oral or written, establishing a term of this Note.

The undersigned acknowledge(s) and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of Bank expressly stating that the writing constitutes an amendment, waiver of modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, endorser and other party signing this Note in a similar capacity. If any provision of this Note is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective.

THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USURY CEILING.

THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

This Note is subject to the terms and conditions of the Modification and the Agreement, as modified by the Modification.


               For Corporations, Partnerships, Trust, or Estates

HALL, KINION & ASSOCIATES. INC.    By: /s/ BRENDA HALL               Its:   CEO
-------------------------------       ---------------------------        ---------------
OBLIGOR NAME TYPED/PRINTED         SIGNATURE OF BRENDA HALL          TITLE

5300 Stevens Creek Blvd.           By: /s/ PAUL. H. BARTLETT         By: President
------------------------              ---------------------------        ---------------
STREET ADDRESS                     SIGNATURE OF PAUL H. BARTLETT     TITLE

San Jose                           By:                               By:
------------------------              ---------------------------        ---------------
CITY                               SIGNATURE OF                      TITLE

CA              95112              By:                               By:
------------------------              ---------------------------        ---------------
STATE           ZIP CODE           SIGNATURE OF                      TITLE

                                                      For Individuals or Sole
                                                      Proprietorships
                                                      Name(s) of Obligor(s)                         Signature(s) of
                                                      (Type or Print):                              Obligor(s):

                                                      -----------------------------------------     -----------------------------


------------------------------------------------      -----------------------------------------     -----------------------------
STREET ADDRESS

------------------------------------------------      -----------------------------------------     -----------------------------
CITY

------------------------------------------------      -----------------------------------------     -----------------------------
STATE                          ZIP CODE

============================================================================================================================
                              For Bank Use Only                                                          CCAR #
----------------------------------------------------------------------------------------------------------------------------
Loan Officer Initials               Loan Group Name                Obligor(s) Name

----------------------------------------------------------------------------------------------------------------------------
Loan Officer I.D. No.               Loan Group No.                 Obligor #             Note #           Amount

============================================================================================================================

[LOGO OF COMERICA APPEARS HERE]

                                                                 EQUIPMENT RIDER

     Hall, Kinion & Associates, Inc. ("Borrower") has entered into a certain Loan and Security Agreement (Accounts and Inventory) dated April 26, 1995 with Comerica Bank-California ("Bank"), as previously modified and as modified by that certain Second Modification to Loan & Security Agreement of even date herewith (hereinafter collectively referred to as the "Agreement"). This Equipment Rider (hereinafter referred to as this "Rider") dated November 4, 1996 is hereby made a part of and incorporated into that Agreement.

  1. Borrower grants to Bank a security interest in the following (hereinafter referred to as "Equipment"):

      (a) All of Borrower's present machinery, equipment, fixtures, vehicles, office equipment, furniture, furnishings, tools, dies, jigs and attachments, wherever located, (including but not limited to, the items listed and described on the Schedule of Equipment attached hereto and marked Exhibit "A" and by this reference made a part hereof as though fully set forth hereat);

      (b) all of Borrower's additional equipment, wherever located, of like or unlike nature, to be acquired hereafter, and all replacements, substitutes, accessions, additions and improvements to any of the foregoing; and

      (c) all of Borrower's general intangibles, including without limitation, computer programs and computer disks.

  2. Bank's security interest in the Equipment as set forth above shall secure each, any and all of Borrower's Obligations to Bank, as the term "Obligations" is defined in the Agreement; and, the payment of Borrower's indebtedness in the principal amount of Twelve Million and 00/100 Dollars ($12,000,000.00) and interest evidenced by the Agreement and various notes.

  3. Bank may, in its sole discretion, from time to time hereafter, make loans to Borrower. Loans made by Bank to Borrower pursuant to this Rider shall be included as part of the Obligations of Borrower to Bank and at Bank's option, may be evidenced by promissory note(s), in form satisfactory to Bank. Such loans shall bear interest at the rate and be payable in the manner specified in said promissory note(s) in the event Bank exercises the aforementioned option, and in the event Bank does not, such loans shall bear interest at the rate and be payable in the manner specified in the Agreement and various notes.

  4.  Borrower represents and warrants to Bank that:

      (a)  it has good and indefeasible title to the Equipment;

      (b) the Equipment is and will be free and clear of all liens, security interests, encumbrances and claims, except as held by Bank;

      (c) the Equipment shall be kept only within the jurisdictions listed on Schedule A hereto except upon no less than thirty (30) days' prior written notice to Bank;

      (d) for those jurisdictions listed on Schedule A hereto in which the Equipment located therein has an aggregate value in excess of $25,000, the locations and the owners of the locations of such equipment are listed on Schedule B hereto;

      (e) Bank shall have the right demand now and/or at all times hereafter, during Borrower's usual business hours to inspect and examine the Equipment at Bank's expense so long as no Event of Default exists at the time of such inspection, in which event Borrower agreed to reimburse Bank for its reasonable costs and expenses in so doing.

  5. Borrower shall keep and maintain the Equipment in good operating condition and repair, make all necessary replacements thereto so that the value and operating efficiency thereof shall at all times be maintained and preserved. Borrower shall not permit any items of Equipment to become a fixture to real estate or accession to other property, and the Equipment is now and shall at all times remain and be personal property.

  6. Borrower, at its expense, shall keep and maintain the Equipment insured against loss or damage by fire, theft, explosion, sprinklers and all other hazards and risks ordinarily insured against by other owners who use such properties and interest in properties in similar businesses for the full insurable value thereof; and business interruption insurance and public liability and property damage insurance relating to Borrower's ownership and use of its assets. All such policies of insurance shall be in such form, with such companies and in such amounts as may be satisfactory to Bank. Borrower shall deliver to Bank certified copies of such policies of insurance and evidence of the payment of all premiums thereof. All such policies of insurance (except those of public liability and property damage) shall contain an endorsement in a form satisfactory to Bank showing loss payable to Bank and all proceeds payable thereunder shall be payable to Bank and upon receipt by Bank shall be applied on the account of Borrower's Obligations. To secure the payment of Borrower's Obligations, Borrower grants Bank's security interest in and to all such policies of insurance (except those of public liability and property damage) and the proceeds thereof and directs all insurers under such policies of insurance to pay all proceeds thereof directly to Bank). Borrower hereby irrevocably appoints Bank (and any of Bank's officers, employees or agents designated by Bank) as Borrower's attorney-in-fact for the purpose of making, settling and adjusting claims under such policies of insurance if at such time an Event of Default exists. Each such insurer shall agree by endorsement upon the policy or policies of insurance issued by it to Borrower, or any other person, shall affect the right of Bank to recover under such policy or policies of insurance required above or to pay any premium in whole or in part relating thereto. Bank, without waiving or releasing any obligations or defaults by Borrower hereunder, may at any time or times hereafter, but shall have no obligations to do so, obtain and maintain such policies of insurance and pay such premiums and take any other action with respect to such policies which Bank deems advisable. All sums so disbursed by Bank including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be a part of Borrower's Obligations and payable on demand.

  7. Until default by Borrower under the Agreement, the various notes or this Rider, Borrower may, subject to the provisions of the Agreement and this Rider and consistent therewith, remain in possession hereof and use the Equipment referred to herein in the ordinary course of business at the location or locations hereinabove designated.

  8. All of the terms, conditions, warranties, covenants, agreements and representations of the Agreement are incorporated herein and reaffirmed.

  9. Upon a default by Borrower under the Agreement or this Rider, Borrower upon request of Bank to do so, agrees to assemble and make the Equipment or any part thereof available to Bank at a place designated by Bank.

  10. Borrower shall upon demand by Bank immediately deliver to Bank and properly endorse, any and all evidences of ownership, certificates of title or applications for titles to any of the aforesaid items of Equipment.

  11. Bank shall not in any way or manner be liable or responsible for (a) the safekeeping of the Equipment; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof or (d) any act or default by any person whomsoever. All risk of Loss, damage or destruction of the Equipment shall be borne by Borrower.

Borrower(s) HALL, KINION &           *Subject to the terms and provisions of the
ASSOCIATES, INC.                     Agreement and all modifications thereto.



  /s/ BRENDA HALL
------------------------------       -----------------------------------------
By:                                  By:



  /s/ PAUL H. BARTLETT
------------------------------       -----------------------------------------
By:                                  By:



Accepted this 4th day of November, 1996 at Bank's place of business in San Jose, CA 95113



                                     By:  /s/ BRADFORD SMITH
                                        --------------------------------------
                                            Bradford Smith
                                            Vice President

                                   Schedule A
                               to Equipment Rider

California
Utah
Washington
Oregon
Colorado
Texas
Illinois
Arizona
Florida
New York
North Carolina

LOCATION                                 LESSOR
--------                                 ------

MOUNTAIN VIEW                            FOSTER ENTERPRISES
1804 N. Shoreline Blvd., Suite 120       ---------------------------------------
Mountain View, CA 94043                  P.O. BOX 4700, 1015 E. HILLSDALE BLVD.
                                         ---------------------------------------
                                         FOSTER CITY, CA. 94404
                                         ---------------------------------------
                                         Attn:  LOUIE BROWNING
                                              ----------------------------------
                                         Phone: 415-349-1244
                                               ---------------------------------
                                         Fax:   415-349-3715
                                             -----------------------------------

UTAH:
----

SALT LAKE CITY                           UTAH RETIREMENT SYSTEMS
7090 S. Union Park Ave., Suite 500       ---------------------------------------
Midvale, UT 84047                        C/O PROWSUCOA MANAGEMENT, INC.
                                         ---------------------------------------
                                         4885 SOUTH 900 EAST
                                         ---------------------------------------
                                         SALT LAKE CITY, UTAH 84111
                                         ---------------------------------------
                                         Attn:  DAVID PENNOCK
                                              ----------------------------------
                                         Phone: 801-263-5400
                                               ---------------------------------
                                         Fax:   801-263-5450
                                             -----------------------------------

One Utah Center [VALID?]
201 South Main, Suite 900                ---------------------------------------
Salt Lake City, UT 84111
                                         ---------------------------------------

                                         ---------------------------------------
                                         Attn:
                                              ----------------------------------
                                         Phone:
                                               ---------------------------------
                                         Fax:
                                             -----------------------------------

NORTH CAROLINA:
--------------

RESEARCH TRIANGLE PARK                   CMD PROPERTIES, INC., AN ILLINOIS CORP.
2525 Meridian Parkway, Suite 280         ---------------------------------------
Durham, NC  27713                        C/O CMD REALTY INVESTORS, INC.
                                         ---------------------------------------
                                         P.O. BOX 13587, RESEARCH TRIANGLE PARK,
                                         ---------------------------------------
                                         NC 27709
                                         ---------------------------------------
                                         Attn:  ALLAN ALDRIDGE, JR.
                                              ----------------------------------
                                         Phone: 919-544-8805
                                               ---------------------------------
                                         Fax:   919-544-6409
                                             -----------------------------------

WASHINGTON:
----------

SEATTLE                                  CORPORATE CAMPUS EAST III LIMITED
3005 112th Ave., N.E., Suite 102         ---------------------------------------
Bellevue, WA 98004                       PARTNERSHIP
                                         ---------------------------------------
                                         TEACHERS RETIREMENT SYSTEM OF THE
                                         ---------------------------------------
                                         STATE OF ILLINOIS
                                         ---------------------------------------
                                         C/O CUSHMAN & WAKEFIELD OF WA
                                         ---------------------------------------
                                         700 FIFTH AVENUE, #2700, SEATTLE, WA
                                         ---------------------------------------
                                         98104
                                         ---------------------------------------
                                         Attn:  THOMAS BOHMAN
                                              ----------------------------------
                                         Phone: 206-455-4500
                                               ---------------------------------
                                         Fax:   206-453-5381
                                             -----------------------------------

                          SCHEDULE B TO EQUIPMENT RIDER


LOCATION                                 LESSOR
--------                                 ------

CALIFORNIA:
----------

CORPORATE HEADQUARTERS                   5300 STEVENS CREEK BLVD JOINT VENTURE,
5300 Stevens Creek Blvd., Suite 450      --------------------------------------
San Jose, CA  95129                      A CALIFORNIA GENERAL PARTNERSHIP
                                         --------------------------------------
                                         C/O INSIGNIA COUNCIL GROUP, INC.
                                         --------------------------------------
                                         Attn:  160 WEST SANTA CLARA ST.
                                              ---------------------------------
                                                SAN JOSE, CA 95113
                                              ---------------------------------
                                         Attn:  JUDY KANE
                                              ---------------------------------
                                                408-288-2900
                                              ---------------------------------
                                                408-288-2909 (FAX)
                                              ---------------------------------

SAN JOSE                                 5300 STEVENS CREEK BLVD JOINT VENTURE,
5300 Stevens Creek Blvd., Suite 320      --------------------------------------
San Jose, CA  95129                      A CALIFORNIA GENERAL PARTNERSHIP
                                         --------------------------------------
                                         C/O INSIGNIA COUNCIL GROUP, INC.
                                         --------------------------------------
                                         Attn:  160 WEST SANTA CLARA ST.
                                              ---------------------------------
                                                SAN JOSE, CA 95113
                                              ---------------------------------
                                         Attn:  JUDY KANE
                                              ---------------------------------
                                                408-288-2900
                                              ---------------------------------
                                                408-288-2909 (FAX)
                                              ---------------------------------

CAPITOLA                                 CROSSROADS ASSOCIATES
820 Bay Ave., Suite 109                  --------------------------------------
Capitola, CA  95010                      C/O LOMAR PROPERTY GROUP, INC.
                                         --------------------------------------
                                         820 BAY AVE, SUITE 220
                                         --------------------------------------
                                         CAPITOLA, CA 95010
                                         --------------------------------------
                                         Attn:  ROBIN EKSTRAND
                                              ---------------------------------
                                         Phone: 408-476-3627
                                               --------------------------------
                                         Fax:   408-688-4455
                                             ----------------------------------

FREMONT-MILPITAS                         SPIEKER PROPERTIES, L.P.
1900 McCarthy Blvd., Suite 420           --------------------------------------
Milpitas, CA  95035                      2480 N. FIRST ST., SUITE 190
                                         --------------------------------------
                                         SAN JOSE, CA 95113
                                         --------------------------------------
                                         Attn:  JENNIFER FERRARI
                                              ---------------------------------
                                         Phone: 408-435-3001
                                               --------------------------------
                                         Fax:   408-954-8216
                                             ----------------------------------

SOUTH VALLEY, SAN JOSE                   HONJO USA, LTD, A CALIF CORP.
3150 Almaden Expwy., Suite 202           --------------------------------------
San Jose, CA  95118                      C/O BORELLI INVESTMENT COMPANY
                                         --------------------------------------
                                         1798 TECHNOLOGY DRIVE, SUITE 200
                                         --------------------------------------
                                         SAN JOSE, CA 95110
                                         --------------------------------------
                                         Attn:  NANET FISHER
                                               --------------------------------
                                         Phone: 408-453-4700
                                               --------------------------------
                                         Fax:   408-453-5636
                                             ----------------------------------

LOCATION                                 LESSOR
--------                                 ------

OREGON:
------

PORTLAND                                 PETULA ASSOCIATES, LTD. (AN IOWA CORP.)
8705 S.W. Nimbus, Suite 270              ---------------------------------------
Beaverton, OR  97008                     & KOLL CREEKSIDE ASSOCIATES, A
                                         ---------------------------------------
                                         CALIFORNIA GENERAL PARTNERSHIP
                                         ---------------------------------------
                                         C/O FORUM PROPERTIES
                                         ---------------------------------------
                                         8705 SW NIMBUS AVENUE, SUITE 230
                                         ---------------------------------------
                                         BEAVERTON, OREGON 97008
                                         ---------------------------------------
                                         503-626-2677
                                         ---------------------------------------
                                         503-641-6532 (FAX)
                                         ---------------------------------------

COLORADO:
--------

DENVER                                   STRAWBERRY HOLDINGS, INC.
5613 DTC Parkway, Suite 560              ---------------------------------------
Englewood, CO  80111                     C/O THE GALBREATH COMPANY
                                         ---------------------------------------
                                         5613 DTC PARKWAY, SUITE 170
                                         ---------------------------------------
                                         ENGLEWOOD, CO 80111
                                         ---------------------------------------
                                         Attn:  DOUGLAS MOHR
                                              ----------------------------------
                                         Phone: 303-850-7770
                                               ---------------------------------
                                         Fax:   303-770-8747
                                             -----------------------------------

4600 South Ulster Street, Suite 700
Denver, CO  80237                        ---------------------------------------

                                         ---------------------------------------

                                         ---------------------------------------
                                         Attn:
                                              ----------------------------------
                                         Phone:
                                               ---------------------------------
                                         Fax:
                                             -----------------------------------

TEXAS:
------

AUSTIN                                   WESTECH 360 LIMITED PARTNERSHIP
Westech 360                              ---------------------------------------
8911 Capital Of Texas Highway,           C/O INSIGNIA COMMERCIAL GROUP
Suite 3310                               ---------------------------------------
Austin, TX  78759-7267                   8911 CAPITAL OF TEXAS HIGHWAY,
                                         ---------------------------------------
                                         SUITE 4120
                                         ---------------------------------------
                                         AUSTIN, TX 78759
                                         ---------------------------------------
                                         Attn:  JULIA FINNEY
                                              ----------------------------------
                                         Phone: 512-346-8997
                                               ---------------------------------
                                         Fax:   512-338-0724
                                             -----------------------------------

HOUSTON
4265 San Felipe, Suite 1100              ---------------------------------------
Houston, TX  77027
                                         ---------------------------------------

                                         ---------------------------------------
                                         Attn:
                                              ----------------------------------
                                         Phone:
                                               ---------------------------------
                                         Fax:
                                             -----------------------------------

LOCATION                                 LESSOR
--------                                 ------

ARIZONA:
-------

PHOENIX                                  DMB PROPERTY VENTURES LTD. PARTNERSHIP
1201 S. Alma School Road, Suite 7550     ---------------------------------------
Mesa, AZ 85210                           1201 S. ALMA SCHOOL ROAD, SUITE 6650
                                         ---------------------------------------
                                         MESA, AZ 85210
                                         ---------------------------------------
                                         Attn:  MONICA DEAN
                                              ----------------------------------
                                         Phone: 602-964-2000
                                               ---------------------------------
                                         Fax:   602-964-5060
                                             -----------------------------------
ILLINOIS:
--------

CHICAGO
203 N. LaSalle Street, Suite 2100        ---------------------------------------
Chicago, IL 60601
                                         ---------------------------------------

                                         ---------------------------------------
                                         Attn:
                                              ----------------------------------
                                         Phone:
                                               ---------------------------------
                                         Fax:
                                             -----------------------------------

NEW YORK:
--------

NEW YORK
590 5th Ave., 18th Floor                 ---------------------------------------
New York, NY  10036
                                         ---------------------------------------

                                         ---------------------------------------
                                         Attn:
                                              ----------------------------------
                                         Phone:
                                               ---------------------------------
                                         Fax:
                                             -----------------------------------

FLORIDA:
-------

ORLANDO
101 Southhall Lane, Suite 400            ---------------------------------------
Maitland, FL  32751
                                         ---------------------------------------

                                         ---------------------------------------
                                         Attn:
                                              ----------------------------------
                                         Phone:
                                               ---------------------------------
                                         Fax:
                                             -----------------------------------

TAMPA
550 N. Reo St., Suite 300                ---------------------------------------
Tampa, FL  33609-1013
                                         ---------------------------------------

                                         ---------------------------------------
                                         Attn:
                                              ----------------------------------
                                         Phone:
                                               ---------------------------------
                                         Fax:
                                             -----------------------------------

[LOGO OF COMERICA APPEARS HERE]

                            BORROWER'S AUTHORIZATION



                                                         DATE:  OCTOBER 16, 1996
                                                              ------------------


     I (we) hereby authorized and direct COMERICA BANK-CALIFORNIA ("Bank") to pay

to   RENEW AND INCREASE LOAN #3384556864-26           $  168,000.00
   ---------------------------------------------       -------------------------
to                                                    $
   ---------------------------------------------       -------------------------
to                                                    $
   ---------------------------------------------       -------------------------
to                                                    $
   ---------------------------------------------       -------------------------

of the proceeds of my (our) loan from the Bank evidenced by a note in the
original principal amount of   $7,000,000.00   , dated OCTOBER 16, 1996.
                             ------------------        ----------------

Borrower(s):  HALL, KINION & ASSOCIATES, INC.
            --------------------------------------


By:  /s/ BRENDA HALL                             Its:   CEO
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

By:  /s/ PAUL H. BARTLETT                        Its:   President
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

By:                                              Its:
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

By:                                              Its:
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

[LOGO OF COMERICA APPEARS HERE]

                            BORROWER'S AUTHORIZATION



                                                         DATE: OCTOBER 21, 1996
                                                              ------------------

                     I (we) hereby authorize and direct COMERICA BANK-
                                                        -------------
CALIFORNIA ("Bank") to pay
----------

to    CLOSE LOAN #3384556864-59                       $  4,000,000.00
   ---------------------------------------------       -------------------------
to                                                    $
   ---------------------------------------------       -------------------------
to                                                    $
   ---------------------------------------------       -------------------------
to                                                    $
   ---------------------------------------------       -------------------------

of the proceeds of my (our) loan from the Bank evidenced by a note in the original principal amount of $4,000,000.00, dated OCTOBER 21, 1996.
                             -------------        ----------------

Borrower(s):   HALL, KINION & ASSOCIATES, INC.
             -----------------------------------------


By:  /s/ BRENDA HALL                             Its:   CEO
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

By:  /s/ PAUL H. BARTLETT                        Its:   President
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

By:                                              Its:
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

By:                                              Its:
   -----------------------------                     -------------------------
      Signature of                                    Title (if applicable)

[LOGO OF COMERICA APPEARS HERE]


Guaranty

--------------------------------------------------------------------------------

The undersigned, for value received, unconditionally and absolutely guarantee(s) to COMERICA BANK-CALIFORNIA ("Bank") a California banking corporation, and to
   ------------------------
the Bank's successors and assigns, payment when due, whether by stated maturity, demand, acceleration or otherwise, of all existing and future indebtedness to the Bank of HALL, KINION & ASSOCIATES, INC. ("Borrower") whose address is 5300
            ------------------------------                                ----
STEVENS CREEK BOULEVARD, SAN JOSE, CA. of any successor in interest, including
-------------------------------------
without limit any debtor-in-possession or trustee in bankruptcy which succeeds to the interest of this party or person (jointly and severally the "Borrower"), however this indebtedness has been or may be incurred or evidenced, whether absolute or contingent direct or indirect, voluntary or involuntary, liquidated or unliquidated, joint or several, and whether or not known to the undersigned at the time of this Guaranty or at the time any future indebtedness is incurred (the "Indebtedness").

The Indebtedness guaranteed includes without limit: (a) any and all direct indebtedness of the Borrower to the Bank, including indebtedness evidenced by any and all promissory notes; (b) any and all obligations or liabilities of the Borrower to the Bank arising under any guaranty where the Borrower has guaranteed the payment of indebtedness owing to the Bank from a third party; (c) any and all obligations or liabilities of the Borrower to the Bank arising from applications or agreements for the issuance of letters of credit; (d) any and all obligations or liabilities of the Borrower to the Bank arising out of any other agreement by the Borrower including without limit any agreement to indemnify the Bank for environmental liability or to clean up hazardous waste;
(e) any and all indebtedness, obligations or liabilities for which the Borrower would otherwise be liable to the Bank were it not for the invalidity, irregularity or unenforceability of them by reason of any bankruptcy, insolvency or other law or order of any kind, or for any other reason, including without limit liability for interest and attorneys' fees on, or in connection with, any of the indebtedness from and after the filing by or against the Borrower of a bankruptcy petition whether an involuntary or voluntary bankruptcy case, including, without limitation, all attorneys' fees and costs incurred in connection with motions for relief from stay, cash collateral motions, nondischargeability motions, preference liability motions, fraudulent conveyance liability motions, fraudulent transfer liability motions and all other motions brought by Borrower, Guarantor, Bank or third parties in any way relating to Bank's rights with respect to such Borrower, Guarantor, or third party and/or affecting any collateral securing any obligation owed to Bank by Borrower, Guarantor, or any third party, probate proceedings, on appeal or otherwise; (f) any and all amendments, modifications, renewals and/or extensions of any of the above, including without limit amendments, modifications, renewals and/or extensions which are evidenced by new or additional instruments, documents or agreements; and (g) all costs of collecting Indebtedness, including without limit reasonable attorneys' fees and costs.

The undersigned waive(s) notice of this Guaranty and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Indebtedness, and diligence in collecting any Indebtedness, and agree(s) that the Bank may modify the terms of any Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Indebtedness, or permit the Borrower to incur additional Indebtedness, all without notice to the undersigned and without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned further waive(s) any and all other notices to which the undersigned might otherwise be entitled. The undersigned acknowledge(s) and agree(s) that the liabilities created by this Guaranty are direct and are not conditioned upon pursuit by the Bank of any remedy the Bank may have against the Borrower or any other person or any security. No invalidity, irregularity or unenforceability of any part or all of the Indebtedness or any documents evidencing the same, by reason of any bankruptcy, insolvency or other law or order of any kind or for any other reason, and no defense or setoff available at any time to the Borrower, shall impair, affect or be a defense or setoff to the obligations of the undersigned under this Guaranty.

The undersigned deliver(s) this Guaranty based solely on the undersigned's independent investigation of the financial condition of the Borrower and is
(are) not relying on any information furnished by the Bank. The undersigned assume(s) full responsibility for obtaining any further information concerning the Borrower's financial condition, the status of the Indebtedness or any other matter which the undersigned may deem necessary or appropriate from time to time. The undersigned waive(s) any duty on the part of the Bank, and agree(s) that it is not relying upon nor expecting the Bank to disclose to the undersigned any fact now or later known by the Bank, whether relating to the operations or condition of the Borrower, the existence, liabilities or financial condition of any co-guarantor of the Indebtedness, the occurrence of any default with respect to the Indebtedness, or otherwise, notwithstanding any effect these facts may have upon the undersigned's risk under this Guaranty or the undersigned's rights against the Borrower. The undersigned knowingly accept(s) the full range of risk encompassed in this Guaranty, which risk includes without limit the possibility that the Borrower may incur Indebtedness to the Bank after the financial condition of the Borrower, or its ability to pay its debts as they mature, has deteriorated.

The undersigned represent(s) and warrant(s) that: (a) the Bank has made no representation to the undersigned as to the creditworthiness of the Borrower; and (b) the undersigned has (have) established adequate means of obtaining from the Borrower on a continuing basis financial and other information pertaining to the Borrower's financial condition. The undersigned agree(s) to keep adequately informed of any facts, events or circumstances which might in any way affect the risks of the undersigned under this Guaranty.

The undersigned grant(s) to the Bank a security interest in and the right of setoff as to any and all property of the undersigned now or later in the possession of the Bank. The undersigned subordinate(s) any claim of any nature that the undersigned now or later has (have) against the Borrower to and in favor of all Indebtedness and agree(s) not to accept payment or satisfaction of any claim that the undersigned now or later may have against the Borrower without the prior written consent of the Bank. Should any payment, distribution, security, or proceeds, be received by the undersigned upon or with respect to any claim that the undersigned now or may later have against the Borrower, the undersigned shall immediately deliver the same to the Bank in the form received (except for endorsement or assignment by the undersigned where required by the Bank) for application on the Indebtedness, whether matured or unmatured, and until delivered the same shall be held in trust by the undersigned as the property of the Bank. The undersigned further assign(s) to the Bank as collateral for the obligations of the undersigned under this Guaranty all claims of any nature that the undersigned now or later has (have) against the Borrower (other than any claim under a deed of trust or mortgage covering real property) with full right on the part of the Bank, in its own name or in the name of the undersigned, to collect and enforce these claims.

The undersigned agree(s) that no security now or later held by the Bank for the payment of any Indebtedness, whether from the Borrower, any guarantor, or otherwise, and whether in the nature of a security interest, pledge, lien, assignment, setoff, suretyship, guaranty, indemnity, insurance or otherwise, shall affect in any manner the unconditional obligation of the undersigned under this Guaranty, and the Bank, in its sole discretion, without notice to the undersigned, may release, exchange, enforce and otherwise deal with any security without affecting in any manner the unconditional obligation of the undersigned under this Guaranty. The undersigned acknowledge(s) and agree(s) that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Indebtedness, and the undersigned is (are) not relying upon any asset(s) in which the Bank has or may have a lien or security interest for payment of the Indebtedness.

The undersigned acknowledge(s) that the effectiveness of this Guaranty is not conditioned on any or all of the Indebtedness being guaranteed by anyone else.

Until the Indebtedness is irrevocably paid in full, the undersigned waive(s) any and all rights to be subrogated to the position of the Bank or to have the benefit of any lien, security interest or other guaranty now or later held by the Bank for the Indebtedness or to enforce any remedy which the Bank now or later has against the Borrower or any other person. Until the Indebtedness is irrevocably paid in full, the undersigned shall have no right of reimbursement, indemnity, contribution or other right of recourse to or with respect to the Borrower or any other person. The undersigned agree(s) to indemnity and hold harmless the Bank from and against any and all claims, actions, damages, costs and expenses, including without limit reasonable attorneys' fees, incurred by the Bank in connection with the

                                      1.

undersigned's exercise of any right of subrogation, contribution, indemnification or recourse with respect to this Guaranty. The Bank has no duty to enforce or protect any rights which the undersigned may have against the Borrower or any other person and the undersigned assume(s) full responsibility for enforcing and protecting these rights.

Notwithstanding any provision of the preceding paragraph or anything else in this Guaranty to the contrary, if any of the undersigned is or becomes an "insider" or "affiliate" (as defined in Section 101 of Federal Bankruptcy Code, as it may be amended) with respect to the Borrower, then that undersigned irrevocably and absolutely waives any and all rights of subrogation, contribution, indemnification, recourse, reimbursement and any similar rights against the Borrower (or any other guarantor) with respect to this Guaranty, whether such rights arise under an express or implied contract or by operation of law. It is intention of the parties that the undersigned shall not be (or be deemed to be) a "creditor" (as defined in Section 101 of the Federal Bankruptcy Code, as it may be amended) of the Borrower (or any other guarantor) by reason of the existence of this Guaranty in the event that the Borrower becomes a debtor in any proceeding under the Federal Bankruptcy Code. This waiver is given to induce the Bank to enter into certain written contracts with the Borrower included in the Indebtedness. The undersigned warrant(s) and agree(s) that none of Bank's rights, remedies or interests shall be directly or indirectly impaired because of any of the undersigned's status as an "insider" or "affiliate" of the Borrower, and undersigned shall take any action, and shall execute any document, which the Bank may request in order to effectuate this warranty to the Bank.

If any Indebtedness is guaranteed by two or more guarantors, the obligation of the undersigned shall be several and also joint, each with all and also each with any one or more of the others, and may be enforced at the option of the Bank against each severally, any two or more jointly, or some severally and some jointly the Bank, in its sole discretion, may release any one or more of the guarantors for any consideration which it deems adequate, and may fail or elect not to prove a claim against the estate of any bankrupt, insolvent, incompetent or deceased guarantor; and after that, without notice to any other guarantor, the Bank may extend or renew any or all Indebtedness and may permit the Borrower to incur additional Indebtedness, without affecting in any manner the unconditional obligation of the remaining guarantor(s). This action by the Bank shall not, however, be deemed to affect any right to contribution which may exist among the guarantors.

Any of the undersigned may terminate their obligation under this Guaranty as to future Indebtedness (except as provided below) by (and only by) delivering written notice of termination to an officer of the Bank and receiving from an officer of the Bank written acknowledgement of delivery; provided, the termination shall not be effective until the opening of business on the fifth
(5th) day following written acknowledgement of delivery. Any termination shall not affect in any way the unconditional obligations of the remaining guarantor(s), whether or not the termination is known to the remaining guarantor(s). Any termination shall not affect in any way the unconditional obligations of the terminating guarantor(s) as to any Indebtedness existing at the effective date of termination or any Indebtedness created after that pursuant to any commitment or agreement of the Bank or any Borrower loan with the Bank existing at the effective date of termination (whether advances or readvances by the Bank are optional or obligatory), or any modifications, extensions or renewals of any of this Indebtedness, whether in whole or in part, and as to all of this Indebtedness and modifications, extensions or renewals of it, this Guaranty shall continue effective until the same shall have been fully paid. The Bank has no duty to give notice of termination by any guarantor(s) to any remaining guarantor(s). The undersigned shall indemnify the Bank against all claims, damages, costs and expenses, including without limit reasonable attorneys' fees and costs, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit in connection with the termination of this Guaranty.

Notwithstanding any prior revocation, termination, surrender or discharge of this Guaranty (or of any lien, pledge or security interest securing this Guaranty) in whole or part, the effectiveness of this Guaranty, and of all liens, pledges and security interests securing this Guaranty, shall automatically continue or be reinstated, as the case may be, in the event that
(a) any payment received or credit given by the Bank in respect of the Indebtedness is returned, disgorged or rescinded as a preference, impermissible setoff, fraudulent conveyance, diversion of trust funds, or otherwise under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty, shall be enforceable against the undersigned as if the returned, disgorged or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it; or (b) any liability is imposed, or sought to be imposed, against the Bank relating to the environmental condition of, or the presence of hazardous or toxic substances on, in or about, any property given as collateral to the Bank by the Borrower, whether this condition is known or unknown, now exists or subsequently arises (excluding only conditions which arise after any acquisition by the Bank of any such property, by foreclosure, in lieu of foreclosure or otherwise, to the extent due to the wrongful act or omission of the Bank), in which case this Guaranty, and all liens, pledges and security interests securing this Guaranty shall be enforceable against the undersigned to the extent of all liability, costs and expenses (including without reasonable attorneys' fees and costs) incurred by the Bank as the direct or indirect result of any environmental condition or hazardous or toxic substances. In the event of continuation or reinstatement it, the undersigned agree(s) upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise this continuation or reinstatement, although the failure of the undersigned to do so shall not affect in any way the reinstatement or continuation. If the undersigned do(es) not execute and deliver to the Bank upon demand such documents, the Bank and each Bank officer is irrevocably appointed (which appointment is coupled with an interest) the true and lawful attorney of the undersigned (with full power of substitution) to execute and deliver such documents in the name and on behalf of the undersigned. For purposes of this Guaranty, "environmental condition" includes, without limitation, conditions existing with respect to the surface or ground water, drinking water supply, land surface or subsurface and the air; and "hazardous or toxic substances" shall include any and all substances now or subsequently determined by any federal, state or local authority to be hazardous or toxic, or otherwise regulated by any of these authorities.

Although the intent of the undersigned and the Bank is that California law shall apply to this Guaranty, regardless of whether California law applies, the undersigned further agree(s) as follows: With respect to the limitation, if any, stated in the Additional Provisions below on the amount of principal guaranteed under this Guaranty, the undersigned agree(s) that (a) this limitation shall not be a limitation on the amount of Borrower's Indebtedness to the Bank; (b) any payments by the undersigned shall not reduce the maximum liability of the undersigned under this Guaranty unless written notice to that effect is actually received by the Bank at or prior to the time of the payment; and (c) the liability of the undersigned to the Bank shall at all times be deemed to be the aggregate liability of the undersigned under this Guaranty and any other guaranties previously or subsequently given to the Bank by the undersigned and not expressly revoked, modified or invalidated in writing.

The undersigned waive(s) any right to require the Bank to: (a) proceed any person, including without limit the Borrower; (b) proceed against or exhaust any security held from the Borrower or any other person; (c) give notice of the terms, time and place of any public or private sale of personal property security held from the Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the California or other applicable Uniform Commercial Code; (d) pursue any other remedy in the Bank's power; or (e) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest, or notices of dishonor in connection with any obligations or evidences of Indebtedness held by the Bank as security, in connection with any other obligations or evidences of Indebtedness which constitute in whole or in part Indebtedness, or in connection with the creation of new or additional Indebtedness.

The undersigned authorize(s) the Bank, either before or after termination of this Guaranty, without notice to or demand on the undersigned and without affecting the undersigned's liability under this Guaranty, from time to time to:
(a) apply any security and direct the order or manner of sale of it, including without limit, a nonjudicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as the Bank in its discretion may determine; (b) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness; and (c) apply payments received by the Bank from the Borrower to any indebtedness of the Borrower to the Bank, in such order as the Bank shall determine in its sole discretion, whether or not this indebtedness is covered by this Guaranty, and the undersigned waive(s) any provision of law regarding application of payments which specifies otherwise. The Bank may without notice assign this Guaranty in whole or in party. Upon the Bank's request, the undersigned agree(s) to provide to the Bank copies of the undersigned's financial statements.

                                      2.

The undersigned waive(s) any defense based upon or arising by reason of (a) any disability or other defense of the Borrower or any other person; (b) the cessation or limitation from any cause whatsoever, other than final and irrevocable payment in full, of the Indebtedness; (c) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Borrower which is a corporation, partnership or other type of entity, or any defect in the formation of the Borrower; (d) the application by the Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by the Borrower to the Bank or intended or understood by the Bank or the undersigned; (e) any act or omission by the Bank which directly or indirectly results in or aids the discharge of the Borrower or any Indebtedness by operation of law or otherwise; or (f) any modification of the Indebtedness, in any form whatsoever including without limit any modification made after effective termination, and including without limit, the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of any Indebtedness, including without limit increase or decrease of the interest rate. The undersigned waives all rights and defenses arising out of an election of remedies by the Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise. By way of example, the undersigned waive(s) any defense the undersigned may have based upon any election of remedies by the Bank which destroys, reduces, or extinguishes the undersigned's subrogation rights or the undersigned's right to proceed against the Borrower of the Borrower's assets for reimbursement, including without limit
(1) any loss of rights the undersigned may suffer by reason of any rights, powers, remedies, or defenses of the Borrower in connection with any anti-deficiency, appraisement or valuation laws or any other laws limiting, qualifying or discharging any Indebtedness; (2) any defense based on estoppel arising from the operation of Code of Civil Procedure Section 580d; (3) any defense based on the Bank's loss of the right to obtain a deficiency judgment against the Borrower after a nonjudicial foreclosure sale; and/or (4) any defense arising out of the Bank's nonjudicial foreclosure on any real property security securing the repayment of the Borrower's Indebtedness which nonjudicial foreclosure would destroy the undersigned's subrogation rights against the Borrower. The undersigned acknowledge(s) that the Bank's nonjudicial foreclosure on any real property security securing the repayment of the Borrower's Indebtedness could, pursuant to Code of Civil Procedure Section 580d, preclude the Bank from obtaining a deficiency judgment against the Borrower and could thereby destroy, impair, or reduce the undersigned's right of subrogation against the Borrower, and the undersigned further acknowledge(s) and understand(s) that, absent the foregoing waiver, such destruction, impairment, or reduction of the undersigned's subrogation rights would prevent the Bank from proceeding against the undersigned for the balance of the Indebtedness due.

The undersigned acknowledge(s) that the Bank has the right to sell, assign, transfer, negotiate, or grant participations in all or any part of the Indebtedness and any related obligations, including without limit this Guaranty. In connection with that right, the Bank may disclose any documents and information which the Bank now or later acquires relating to the undersigned and this Guaranty, whether furnished by the Borrower, the undersigned or otherwise. The undersigned further agree(s) that the Bank may disclose these documents and information to the Borrower. The undersigned agree(s) that the Bank may provide information relating to this Guaranty or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The total obligation under this Guaranty shall be UNLIMITED unless specifically limited in the Additional Provisions of this Guaranty, and this obligation (whether unlimited or limited to the extent indicated in the Additional Provisions) shall include, IN ADDITION TO any limited amount of principal guaranteed, any and all interest on all Indebtedness and any and all costs and expenses of any kind, including without limit reasonable attorneys' fees and costs, incurred by the Bank at any time(s) for any reason in enforcing any of the duties and obligations of the undersigned under this Guaranty or otherwise incurred by the Bank in any way connected with this Guaranty, the Indebtedness or any other guaranty of the Indebtedness (including without limit reasonable attorneys' fees and other expenses incurred in any suit involving the conduct of the Bank, the Borrower or the undersigned). All of these costs and expenses shall be payable immediately by the undersigned when incurred by the Bank, without demand, and until paid shall bear interest at the highest per annum rate applicable to any of the Indebtedness, but not in excess of the maximum rate permitted by law. Any reference in this Guaranty to attorneys' fees shall be deemed a reference to fees, charges, costs and expenses of both in-house and outside counsel and paralegals, whether or not a suit or action is instituted, and to court costs if a suit or action is instituted, and whether attorneys' fees or court costs are incurred at the trial court level, on appeal, in a bankruptcy, administrative or probate proceeding or otherwise. Any reference in the Additional Provisions or elsewhere (a) to this Guaranty being secured by certain collateral shall NOT be deemed to limit the total obligation of the undersigned under this Guaranty or (b) to this Guaranty being limited in any respect shall NOT be deemed to limit the total obligation of the undersigned under any prior to subsequent guaranty given by the undersigned to the Bank.

The undersigned unconditionally and irrevocably waive(s) each and every defense and setoff of any nature which, under principles of guaranty or otherwise, would operate to impair or diminish in any way the obligation of the undersigned under this Guaranty, and acknowledge(s) that each such waiver is by this reference incorporated into each security agreement, collateral assignment, pledge and/or other document from the undersigned now or later securing this Guaranty and/or the Indebtedness, and acknowledge(s) that as of the date of this Guaranty no such defense or setoff exists. The undersigned acknowledge(s) that the effectiveness of this Guaranty is subject to no conditions of any kind.

The Guaranty shall remain effective with respect to successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, until this Guaranty is terminated in the manner and to the extent provided above.

The undersigned warrant(s) and agree(s) that each of the waivers set forth above are made with undersigned's full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of these waivers are determined to be contrary to any applicable law or public policy, these waivers shall be effective only to the extent permitted law.

This Guaranty constitutes the entire agreement of the undersigned and the Bank with respect to the subject matter of this Guaranty. No waiver, consent, modification or change of the terms of this Guaranty shall bind any of the undersigned or the Bank unless in writing and signed by the waiving party or an authorized officer of the waiving party, and then this waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given. This Guaranty shall inure to the benefit of the Bank and its successors and assigns. The Guaranty shall be binding on the undersigned and the undersigned's heirs, legal representatives, successors and assigns including, without limit, any debtor in possession or trustees in bankruptcy for any of the undersigned. The undersigned has (have) knowingly and voluntarily entered into this Guaranty in good faith for the purpose of inducing the Bank to extend credit or make other financial accommodations to the Borrower, and the undersigned acknowledge(s) that the terms of this Guaranty are reasonable. If any provision of this Guaranty is unenforceable in whole or in part for any reason, the remaining provisions shall continue to be effective. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


Additional Provisions (if any):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                      3.

THE UNDERSIGNED AND BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT WAIVES ANY RIGHT TO TRAIL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS GUARANTY OR THE INDEBTEDNESS.

IN WITNESS WHEREOF, the undersigned has (have) signed this Guaranty on April 26,
                                                                       ---------
1995.
  --

                              GUARANTOR(S)  BRENDA HALL
                                          --------------------------------------

                              By: /s/ Brenda Hall
                                 -----------------------------------------------
                                 Signature of    BRENDA HALL

                                 Its:       N/A
                                     -------------------------------------------
                                      (If Applicable)

                              By:
                                 -----------------------------------------------
                                 Signature of

                                 Its:
                                     -------------------------------------------
                                      (If Applicable)


                              GUARANTOR'S ADDRESS

                                   19050 CAMINO BARCO
                              --------------------------------------------------
                              Street Address

                                   SARATOGA, CA.  95020
                              --------------------------------------------------
                              City               State          Zip Code


                                      4.